UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-23787

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Constitution Capital Access Fund, LLC
(Exact name of registrant as specified in charter)

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300 Brickstone Square, 7th Floor
Andover, Massachusetts 01810
(Address of principal executive offices) (Zip code)

Christopher Faucher
Constitution Capital PM, LP
300 Brickstone Square, 7th Floor
Andover, Massachusetts 01810
(Name and address of agent for service)

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Registrant’s telephone number, including area code: (855) 551-2276

Date of fiscal year end: March 31

Date of reporting period: March 31, 2026

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1.      REPORTS TO STOCKHOLDERS.

(a)      The Report to Shareholders is attached herewith.

Constitution Capital Access Fund, LLC

Institutional-Quality Private Equity Portfolio, Through a Single Allocation

Constitution Capital PM, L.P.

March 2026

Constitution Capital Access Fund, LLC
Table of Contents For the Year Ended March 31, 2026

Constitution Capital Access Fund, LLC
Manager’s Discussion and Analysis of Fund Performance March 31, 2026 (Unaudited)

Dear Shareholders,

Constitution Capital Partners (an affiliate of Constitution Capital PM, L.P.) is pleased to present the Annual Report for the Constitution Capital Access Fund, LLC (the “Fund”) for the fiscal year ended March 31, 2026. The Fund finished the fiscal year with net assets of $786 million and fair market value of investments of $864 million1. The Fund is composed of 104 investments into 334 underlying companies. These investments are managed by 39 unique sponsors with proven value-producing strategies and are tactically weighted across geography and sector. The Fund’s underlying portfolio company exposure remains primarily concentrated in North America (77%) and Europe (17%). Sector exposure is diversified across healthcare (28%), industrials/business services (18%)2, consumer staples (15%), consumer discretionary (13%) and tech-enabled businesses (12%). Constitution Capital Partners continues to identify compelling investment opportunities across the middle market, focusing on businesses with durable competitive positions and the ability to navigate a range of economic environments.

Performance Overview

For the fiscal year ended March 31, 2026, the Fund’s Class I (XCAIX) returns were 10.70%, Class D (XCADX) were 10.91%, and Class A (XCAAX) were 10.69%. The Fund generated strong performance across investment types, with positive returns in both Direct Investments and Primary Investments.

The Fund intends to declare dividends each year equal to all or substantially all of its taxable income. As such, in December 2025 the Fund announced a distribution of $0.65 per share to investors composed entirely of long-term capital gains3. The distribution was paid in January 2026.

During the trailing twelve months of operations, Primary Investments generated $94 million of distributions and funded $19 million of capital calls, resulting in net cash distributions of $75 million. The Fund also received $87 million in distributions from Direct Investments, primarily related to an international boarding school business and a Swiss pharmaceutical skincare company. The Fund’s favorable net cash flow profile reflects the continued focus on mitigating the “J-curve”4 through portfolio construction and vintage diversification.

Over the trailing twelve months, the Fund deployed $175 million across 26 new investments, maintaining its primary focus on North America while selectively expanding in Europe. The majority of new capital was directed toward Direct Investments, reflecting the team’s continued conviction in company-level opportunities, while four new Primary Investments totaling $30 million further diversified the portfolio across vintages and strategies.

Investment Environment

During the twelve-month period ended March 31, 2026, the US private equity (“PE”) market operated against a backdrop of elevated geopolitical tension, persistent inflationary pressure, and broader macroeconomic uncertainty. The evolving conflict in Iran contributed to market volatility through rising energy prices and supply chain concerns, reinforcing the potential for a “higher-for-longer” interest rate environment. At the same time, concerns surrounding the disruptive impact of artificial intelligence on software business models contributed to more selective underwriting across the technology sector and a reallocation of capital toward hard-asset and infrastructure-oriented businesses. While valuation multiples generally remained resilient throughout the period, sponsors increasingly utilized continuation vehicles to extend hold periods and generate liquidity, which we believe reflects a willingness to hold assets through volatility rather than transact at lower multiples.

_______________________

1     FMV of investments excludes short-term investments

2     Inclusive of Industrials and Materials.

3     $0.65 per share of annual dividend (Class I, Class D, and Class A)

4     In private equity, the J-Curve represents the tendency of private equity funds to post negative returns in the initial years and then post increasing returns in later years when the investments mature.

Constitution Capital Access Fund, LLC
Manager’s Discussion and Analysis of Fund Performance (Continued) March 31, 2026 (Unaudited)

Despite these headwinds, PE activity remained constructive over the period, supported by continued sponsor appetite for larger-scale transactions. For the twelve-month period ended March 31, 2026, aggregate U.S. PE deal activity totaled $1.19 trillion across 9,188 transactions, representing year-over-year increases of 41.2% in deal value and 6.8% in transaction count.5

Outlook and Portfolio Positioning

Against the backdrop of wider market uncertainty, we remain confident in our cycle-tested approach of investing in middle market opportunities with (i) well-established leadership, (ii) organizational depth, (iii) secular tailwinds and durability, (iv) attractive financial profile with regard to growth, profitability, capital intensity and liquidity, (v) prudent levels of debt relative to comparable companies, (vi) entry enterprise valuations at a discount to public comparable companies and precedent transactions, and (vii) clear and actionable value creation plans that minimize downside exposure.

We expect this approach to deliver continued success to the Fund and remain prepared to capitalize on opportunities for outsized growth and returns.

We appreciate the trust and confidence you have demonstrated in Constitution Capital Partners through your investment in the Fund. Thank you for your continued support. If you have any additional questions or comments, we invite you to contact us at info@ccaf.com.

Sincerely,

Constitution Capital Partners

Past performance is no guarantee of future results.

Risk Considerations: Investing involves risk, including the possible loss of principal.

An investment in the Fund should be considered illiquid. An investment in the Fund is not suitable for investors who need access to the money they invest. Current and future portfolio holdings are subject to change and risk. Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please see the Schedule of Investments in this report for a complete list of Fund holdings.

_______________________

5     Sources: Pitchbook: “Q1 2026 US PE Breakdown”

Constitution Capital Access Fund, LLC
Manager’s Discussion and Analysis of Fund Performance (Continued) March 31, 2026 (Unaudited)

This graph compares a hypothetical $500,000 investment in the Fund’s Class I Shares with a similar investment in the MSCI World Index. This index does not serve as a benchmark for the Fund and is shown for illustrative purposes only. The Fund does not have a designated performance benchmark. Results include the reinvestment of all dividends and capital gains. The index does not reflect expenses, fees, or sales charges, which would lower performance. It is not possible to invest directly in an index.

The MSCI World Index captures large and mid-cap representation across 23 Developed Markets (DM) countries. With 1,507 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. The index is unmanaged and it is not available for investment.

Total Returns as of March 31, 2026	1 Year	Since Inception
Class A Shares (Inception Date 11/01/2022)	10.69%	10.10%
Class D Shares (Inception Date 11/01/2022)	10.91%	10.03%
Class I Shares (Inception Date 10/01/2022)	10.70%	10.14%
MSCI World Index (Inception Date 10/01/2022)	18.90%	19.66%

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Performance reflects waivers and reimbursements in effect, without which performance would have been lower. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent quarter end performance may be obtained by calling 1-855-551-2276.

Constitution Capital Access Fund, LLC
Manager’s Discussion and Analysis of Fund Performance (Continued) March 31, 2026 (Unaudited)

Constitution Capital PM, LP (the “Adviser”) has entered into an expense limitation agreement and reimbursement agreement (the “Expense Limitation Agreement”) with the Fund, whereby, for at least one-year from commencement of operations, the Adviser has agreed to waive fees that it would otherwise be paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure the Total Annual Expenses (excluding taxes, interest, brokerage commissions, certain transaction related expenses arising out of investments made by the Fund, extraordinary expenses, the Incentive Fee, and any acquired fund fees and expenses (as determined in accordance with SEC Form N-2), expenses incurred in connection with any merger or reorganization, and extraordinary expenses, such as litigation expenses) do not exceed 2.95%, 2.25% and 2.50% of the average monthly net assets of Class A Shares, Class I Shares and Class D Shares, respectively (the “Expense Limit”). Because taxes, leverage interest, brokerage commissions, dividend, and interest expenses on short sales, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses are excluded from the Expense Limit, Total Annual Expenses (after fee waivers and expense reimbursements) are expected to exceed 2.95%, 2.25% and 2.50% for the Class A Shares, Class I Shares and Class D Shares, respectively. The Expense Limitation Agreement automatically renews for consecutive one-year terms unless terminated by the Fund or Adviser. Gross expenses were 3.60%, 2.90%, and 3.15%, and net expenses were 3.35%, 2.65%, and 2.90% for the Class A Shares, Class I Shares and Class D Shares, respectively, which were stated in the current prospectus dated June 30, 2025 (and as supplemented December 12, 2025). For the Fund’s current expense ratios, please refer to the Consolidated Financial Highlights section of this report.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Report of Independent Registered Public Accounting Firm

To the Board of Managers and Shareholders of Constitution Capital Access Fund, LLC

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Constitution Capital Access Fund, LLC and its subsidiaries (the “Fund”) as of March 31, 2026, the related consolidated statements of operations and cash flows for the year ended March 31, 2026, the consolidated statement of changes in net assets for each of the two years in the period ended March 31, 2026, including the related notes, and the consolidated financial highlights for each of the periods indicated therein (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2026, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2026 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of March 31, 2026 by correspondence with the custodian and underlying investment fund managers; when replies were not received from the underlying investment fund managers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
May 28, 2026

We have served as the Fund’s auditor since 2022.

Constitution Capital Access Fund, LLC
Consolidated Schedule of Investments March 31, 2026
Investments — 110.4%⁷	Sector	Investment Type	Acquisition Date	Shares	Cost	Fair Value
Direct Investments — 72.5%¹,²
Direct Credit — 0.3%
North America — 0.3%
COP Exterminators Acquisitions, Inc.[9] ($482,977 principal amount, 9% Cash 4% PIK, 1/28/2030)	Consumer Staples	Subordinated debt	7/31/2023		$482,977	$482,977
Donut Acquisition Co.[9,10] ($49,195 principal amount, 8.18% Cash (CME Term SOFR 3M+4.75%, 1.00% Floor), 5/30/2031)	Consumer Staples	Subordinated debt	5/30/2025		49,195	49,691
Gula Buyer, Inc.[9,10] ($245,014 principal amount, 8.27% Cash (CME Term SOFR 1M+4.50%, 0.75% Floor), 10/25/2031)	Consumer Discretionary	Subordinated debt	10/25/2024		245,014	245,014
PracticeTek Midco, LLC[9] ($1,416,213 principal amount, 14% PIK, 8/30/2030)	Financial Technology	Subordinated debt	8/30/2023		1,416,213	1,416,213
Total Direct Credit					2,193,399	2,193,895

Direct Equity — 72.2%
Asia — Pacific — 2.9%
SLP Rainbow Co-Invest, L.P.*	Consumer Staples	Limited partnership interest	10/1/2022		11,131,556	12,350,615
SLP Redwood Co-Invest, L.P.*	Communication Services	Limited partnership interest	10/1/2022		8,598,548	10,436,710
Total Asia — Pacific					19,730,104	22,787,325

Europe — 8.3%
AHP Horsepower Co-Invest L.P.*	Health Care	Limited partnership interest	12/19/2025	5,834	5,907,908	6,582,337
BW CDMO Co-Invest, L.P.*	Health Care	Limited partnership interest	11/4/2024		10,358,553	6,333,423
CVC Capital Partners Pachelbel (A) SCSp*[3,8]	Education Services	Limited partnership interest	7/8/2024		2,238,381	3,474,121
Kirk Beauty Co-Investment Limited Partnership*[8]	Consumer Discretionary	Limited partnership interest	10/1/2022		6,888,562	3,441,979
LEP CP Co-Invest L.P.*[3,8]	Industrials	Limited partnership interest	3/27/2025		6,639,912	6,745,716
Mayfair Olympic Holdco Limited*[8,9]	Utilities	Ordinary Shares	10/1/2022	1,243,556	7,914,290	5,250,315
Neptune Co-Investment, L.P.*[3]	Energy	Limited partnership interest	10/1/2022		9,815,968	891,797
SLP Jewel Co-Invest, L.P.*	Consumer Discretionary	Limited partnership interest	10/1/2022		5,883,679	7,804,586
SLP Mistral Co-Invest, L.P.*	Financials	Limited partnership interest	10/1/2022		14,200,580	20,021,757
SLP Zephyr Investors, L.P.*	Communication Services	Limited partnership interest	10/1/2022		7,831,030	5,095,780
Total Europe					77,678,863	65,641,811

See accompanying notes to the Consolidated Financial Statements.

Constitution Capital Access Fund, LLC
Consolidated Schedule of Investments (Continued) March 31, 2026
Investments — 110.4%⁷	Sector	Investment Type	Acquisition Date	Shares	Cost	Fair Value
Direct Investments (Continued)
Direct Equity (Continued)
North America — 61.0%
ABCL Equity Investors, L.P.*	Professional Services	Limited partnership interest	8/12/2025		$5,009,332	$5,000,000
ACP Canopy Co-Invest LLC*	Health Care	Limited liability company interest	11/1/2022	20,082	20,081,967	24,912,833
ACP Ukulele Co-Invest LP*	Health Care	Common Units	3/4/2024	25,671	5,085,250	8,545,456
Ares Constellation Private Equity Fund LP*[3]	Industrials	Limited partnership interest	2/25/2026		1,630,182	1,630,149
Ares EPIC Co-Invest Delaware Feeder, L.P.*[3]	Energy	Limited partnership interest	10/1/2022		—	558,976
Ares EPIC Co-Invest II L.P.*[3]	Energy	Limited partnership interest	10/1/2022		—	108,087
Avista Healthcare Partners CV II, L.P.[3]	Industrials	Limited partnership interest	7/1/2025		2,031,981	2,197,741
BP ACE CV, L.P.*[3]	Information Technology	Limited partnership interest	12/12/2025		3,946,195	6,888,176
Brightwood MOI, LLC*[9]	Consumer Discretionary	Limited liability company interest	1/5/2026		5,000,000	5,000,000
Carlyle Sabre Coinvestment, L.P.*	Industrials	Limited partnership interest	10/1/2022		4,325,654	8,838,175
CC AEC Co-Invest L.P.*	Health Care	Limited partnership interest	10/1/2022	5,948	5,957,934	3,269,007
CCP AMP Holdings, LLC*	Health Care	Limited liability company interest	11/28/2025		10,038,961	20,000,000
Centeotl Co-Invest B, L.P.*[3]	Consumer Staples	Limited partnership interest	5/15/2023		5,160,290	4,955,981
COP Accounting Investment, LLC*[9]	Industrials	Class A Units	10/31/2025	5,000,000	5,017,316	5,000,000
COP Exterminators Investment, LLC*[9]	Consumer Staples	Limited liability company interest	7/28/2023	8,035,714	9,000,000	11,640,062
Donut Topco LLC*[9]	Consumer Staples	Class A Units	5/30/2025	10,000	10,000,000	10,000,000
Ergotron Investments, LLC*[9]	Industrials	Common Units	10/1/2022	50,000	5,000,000	5,041,627
Gula Co-Invest II, L.P.*[3]	Consumer Discretionary	Common Units	10/23/2024	5,000	5,025,000	6,940,842
Hermod Co-Invest, LP*[3]	Consumer Discretionary	Common Units	10/15/2024	5,000,000	5,154,248	9,514,000
Hildred Capital ACP-A, LP*[3]	Health Care	Limited partnership interest	11/12/2025		5,849,288	8,233,344
Hildred Capital Co-Invest-REBA, LP*[3]	Health Care	Limited partnership interest	1/15/2025		14,595,795	21,550,593
Iaso Fund, L.P.*[3]	Health Care	Limited partnership interest	12/12/2025		9,862,736	10,238,000
Ishtar Co-Invest-B LP*[3]	Consumer Staples	Limited partnership interest	11/4/2022		5,851,409	47,984,000
KLC Fund 0325-CI LP*[3]	Health Care	Limited partnership interest	5/9/2025		4,098,537	4,000,000

See accompanying notes to the Consolidated Financial Statements.

Constitution Capital Access Fund, LLC
Consolidated Schedule of Investments (Continued) March 31, 2026
Investments — 110.4%⁷	Sector	Investment Type	Acquisition Date	Shares	Cost	Fair Value
Direct Investments (Continued)
Direct Equity (Continued)
North America (Continued)
LC Ahab Aggregator, LP*	Consumer Discretionary	Limited partnership interest	7/31/2024	5,000	$3,104,978	$9,002,907
LC10 Flash Non-US Aggregator, LP	Consumer Discretionary	Class A Units	2/6/2026	5,000	4,427,607	7,169,650
LCG5 Candlelight, L.P.*	Communication Services	Limited partnership interest	2/24/2025	1,000,000	10,322,863	21,399,682
LCMM Revolution Aggregator, L.P.*	Consumer Discretionary	Class A Units	7/14/2025	5,000	5,016,787	7,934,265
LGP Sage CVT Coinvest LP*[3]	Industrials	Limited partnership interest	3/10/2026		5,715,415	7,159,912
LGP Sage PC Coinvest LP3	Industrials	Limited partnership interest	5/1/2025		7,745,717	11,643,560
LH Equity Investors, L.P.*	Industrials	Limited partnership interest	9/3/2025		9,633,007	13,620,776
MyTown Health Partners Parent, LP*[3,9]	Health Care	Limited partnership interest	7/17/2024	5,458,864	6,075,796	6,685,664
NBPT Aggregator, LLC*[3,9]	Health Care	Preferred Units	2/28/2025	8,000	8,023,333	10,640,002
NE Parent Holdings, LLC*[9]	Communication Services	Common Units	8/29/2025	65,313	4,441,028	4,814,939
NE Parent Holdings, LLC*[9]	Communication Services	Preferred Units	8/29/2025	5,050	3,515,098	7,624,592
Oshun Co-Invest-B LP*[3]	Consumer Staples	Limited partnership interest	11/4/2022		3,208,978	2,787,128
PT Co-Invest II, L.P.*[3]	Financial Technology	Limited partnership interest	8/28/2023		10,096,741	11,453,730
RCP Monte Nido Co-Investment Fund, L.P.*	Health Care	Limited partnership interest	4/10/2023		6,252,098	3,693,165
RCP MQ Co-Investment Fund, L.P.*	Health Care	Limited partnership interest	12/2/2024		3,453,460	6,595,442
RCP Ocean Co-Investment Fund, L.P.*	Information Technology	Limited partnership interest	4/23/2025		6,171,604	6,610,291
s20 SPV VIII, a Series of CGF2021 LLC*	Financials	Limited partnership interest	9/30/2025		10,550,794	23,169,567
s20 SPV X, a Series of CGF2021 LLC*	Financials	Limited partnership interest	10/15/2025		5,594,970	11,885,300
SLP Blue Co-Invest, L.P.*	Information Technology	Limited partnership interest	10/1/2022		8,731,291	8,443,799
SLP West Holdings Co-Invest II, L.P.[5]	Communication Services	Limited partnership interest	10/1/2022		9,344	390,843
Thorium AppDirect Co-Invest, LLC*	Information Technology	Limited liability company interest	9/30/2024	10,000,000	10,714,952	27,900,908
TPG VII Renown Co-Invest II, L.P.*	Consumer Discretionary	Limited partnership interest	10/1/2022		5,098,713	40,516
VAL CoInvest, LP*[3]	Industrials	Limited partnership interest	1/6/2026		5,012,092	7,492,500
VCP Roland Co-Invest Aggregator, L.P.*	Consumer Staples	Limited partnership interest	10/21/2024	5,000	5,094,389	5,017,698

See accompanying notes to the Consolidated Financial Statements.

Constitution Capital Access Fund, LLC
Consolidated Schedule of Investments (Continued) March 31, 2026
Investments — 110.4%⁷	Sector	Investment Type	Acquisition Date	Shares	Cost	Fair Value
Direct Investments (Continued)
Direct Equity (Continued)
North America (Continued)
VCP Tech24 Co-Invest Aggregator, L.P.*	Business Services	Limited partnership interest	5/15/2024	5,000	$5,353,054	$4,388,938
WE Select Fund 1, L.P.*[3]	Health Care	Limited partnership interest	2/5/2025		4,561,346	5,699,378
WPP Fairway Aggregator B, L.P.*[9]	Consumer Staples	Class A Preferred Units	10/1/2022	13,053	13,053,293	14,288,316
WPP Fairway Aggregator B, L.P.*[9]	Consumer Staples	Class B Common Units	10/1/2022	13,053	87,364	—
Total North America					318,788,187	479,600,517
Total Direct Equity					416,197,154	568,029,653
Total Direct Investments — 72.5%					418,390,553	570,223,548

Investment Funds — 37.4%¹,²
Asia — Pacific — 2.0%
BPEA Private Equity Fund VI, L.P.2[3]		Limited partnership interest	10/1/2022		10,242,680	1,598,032
BPEA Private Equity Fund VII, SCSp[3]		Limited partnership interest	10/1/2022		19,393,033	14,137,932
Total Asia — Pacific					29,635,713	15,735,964

Europe — 7.9%
CVC Capital Partners VI (D) S.L.P.[3,8]		Limited partnership interest	10/1/2022		13,589,985	6,914,105
CVC Capital Partners VII (A) L.P.[3,8]		Limited partnership interest	10/1/2022		17,722,540	17,398,925
EQT IX (No.1) EUR SCSp[3,8]		Limited partnership interest	10/1/2022		12,136,291	13,449,037
EQT VII (No.1) Limited Partnership*[3,8]		Limited partnership interest	10/1/2022		7,672,322	3,947,714
EQT VIII (No.1) SCSp[3,8]		Limited partnership interest	10/1/2022		17,050,800	7,747,359
Sixth Cinven Fund (No. 2) Limited Partnership*[3,8]		Limited partnership interest	10/1/2022		19,608,426	12,446,752
Total Europe					87,780,364	61,903,892

North America — 27.5%
Ares Corporate Opportunities Fund V, L.P.*[3]		Limited partnership interest	10/1/2022		13,384,818	9,132,243
Ares Corporate Opportunities Fund VI Parallel (TE), L.P.[3]		Limited partnership interest	10/1/2022		19,783,682	28,753,530
Ares Energy Opportunities Fund B, L.P.[3]		Limited partnership interest	10/1/2022		3,175,675	1,699,502
Avista Healthcare Partners (Offshore) II, L.P.[3]		Limited partnership interest	3/31/2025		9,715,083	11,660,876
Bansk Fund I-B, L.P.*[3]		Limited partnership interest	9/13/2023		2,497,899	5,184,179
Bansk Fund II-B, L.P.*[3]		Limited partnership interest	1/30/2026		2,060,019	2,110,126
Carlyle International Energy Partners II S.C.Sp.[3]		Limited partnership interest	10/1/2022		13,684,323	11,952,962

See accompanying notes to the Consolidated Financial Statements.

Constitution Capital Access Fund, LLC
Consolidated Schedule of Investments (Continued) March 31, 2026
Investments — 110.4%⁷	Sector	Investment Type	Acquisition Date	Shares	Cost	Fair Value
Investment Funds (Continued)
North America (Continued)
Carlyle Partners VI, L.P.[3,4]		Limited partnership interest	10/1/2022		$3,954,681	$1,153,462
Carlyle Partners VII, L.P.[3]		Limited partnership interest	10/1/2022		7,849,031	7,656,074
Catterton Partners VII, L.P.[3]		Limited partnership interest	10/1/2022		17,152,531	9,691,402
Gridiron Capital (Parallel) Fund V, L.P.*[3]		Limited partnership interest	11/27/2023		4,459,597	5,119,006
Insignia Capital Partners, L.P.[3,4]		Limited partnership interest	10/1/2022		28,787,806	7,965,556
Investcorp Strategic Capital Partners II-B, L.P.*[3]		Limited partnership interest	3/27/2026		1,320,376	1,286,587
Lightyear Fund III, L.P.[4]		Limited partnership interest	10/1/2022		—	24,598
Revelstoke Capital Partners Fund III, L.P.[3]		Limited partnership interest	8/22/2023		3,966,695	5,003,356
Riverstone Global Energy and Power Fund VI, L.P.[3]		Limited partnership interest	10/1/2022		3,582,032	936,107
Riverstone Non-ECI Partners, L.P.[3]		Limited partnership interest	10/1/2022		9,111,261	2,569,534
Sage Equity Investors Side, L.P.*[3]		Limited partnership interest	2/10/2026		1,092,660	1,487,115
Silver Lake Partners IV, L.P.[3,4]		Limited partnership interest	10/1/2022		13,016,567	11,264,023
Silver Lake Partners V, L.P.[3,4]		Limited partnership interest	10/1/2022		17,984,473	15,804,369
SK Capital Partners III, L.P.*[3]		Limited partnership interest	10/1/2022		21,240,687	4,694,705
SL SPV-2, L.P.		Limited partnership interest	10/1/2022		5,160,348	6,667,087
SunTx Capital Partners II, L.P.*		Limited partnership interest	10/1/2022		6,048,777	24,468,560
TPG HealthCare Partners, L.P.*[3]		Limited partnership interest	10/1/2022		5,592,430	6,018,311
TPG Partners VI, L.P.[3]		Limited partnership interest	10/1/2022		2,668,398	638,368
TPG Partners VIII, L.P.[3]		Limited partnership interest	10/1/2022		18,975,256	18,770,099
Webster Equity Partners VI, L.P.*[3]		Limited partnership interest	2/3/2026		1,758,948	2,004,626
WestView Capital Partners III, L.P.*[3]		Limited partnership interest	10/1/2022		9,571,190	7,394,462
Wind Point Partners VII-B, L.P.*[3]		Limited partnership interest	10/1/2022		1,762,977	26,228
Wind Point Partners X-B, L.P.*[3]		Limited partnership interest	4/5/2024		4,093,333	5,267,558
Total North America					253,451,553	216,404,611
Total Investment Funds — 37.4%					370,867,630	295,009,292

See accompanying notes to the Consolidated Financial Statements.

Constitution Capital Access Fund, LLC
Consolidated Schedule of Investments (Continued) March 31, 2026
Investments — 110.4%⁷	Sector	Investment Type	Acquisition Date	Shares	Cost	Fair Value
Short-Term Investments — 0.5%
North America — 0.5%
Fidelity Institutional Government Portfolio — Class I, 3.53%[6]				4,181,064	$4,181,064	$4,181,064
Total Short-Term Investments — 0.5%					4,181,064	4,181,064

Total Investments — 110.4%					793,439,247	868,449,079
Net Other Assets (Liabilities) — (10.4%)						(82,157,022)
Total Net Assets — 100.0%						$786,292,057

Legend

SOFR — Secured Overnight Financing Rate

CME Term SOFR 1M — Chicago Mercantile Exchange forward looking measure of SOFR for one month: 3.66%, as of March 31, 2026. Actual reference rates may vary based on the reset date of the security.

CME Term SOFR 3M — Chicago Mercantile Exchange forward looking measure of SOFR for three months: 3.68%, as of March 31, 2026. Actual reference rates may vary based on the reset date of the security.

*    Investment is non-income producing.

1    Direct Investments and Investment Funds are generally issued in private placement transactions and as such are generally restricted as to resale. Each investment may have been acquired on various dates and for different amounts. The acquisition date is shown in the Consolidated Schedule of Investments. Total fair value of restricted investments as of March 31, 2026 was $864,268,015 or 109.9% of net assets. Total cost of restricted investments as of March 31, 2026 was $789,258,183.

2    Direct Investments and Investment Funds do not allow redemptions or withdrawals except at discretion of their general partner, manager, or adviser.

3    Investment has been committed to but has not been fully funded by the Fund. Refer to Note 3 to the Consolidated Financial Statements for total unfunded commitments by investment type.

4    All or a portion of this security is held through a consolidated Subsidiary, CC PMF Splitter Partnership.

5    All or a portion of this security is held through a consolidated Subsidiary, CC PMF Blocker, LLC.

6    The rate is the annualized seven-day yield as of March 31, 2026.

7    Investments are held through CC PMF Holdings, LLC, a consolidated Subsidiary, unless otherwise denoted.

8    Foreign security denominated in U.S. Dollars.

9    The fair value of the investment was determined using significant unobservable inputs.

10    Variable rate security. Rate shown is the rate in effect as of March 31, 2026.

See accompanying notes to the Consolidated Financial Statements.

Constitution Capital Access Fund, LLC
Consolidated Schedule of Investments (Continued) March 31, 2026
Summary of Investments (as a percentage of total net assets)
Direct Investments	72.5%
Investment Funds	37.4%
Short-Term Investments	0.5%
Total Investments	110.4%
Net Other Assets (Liabilities)	(10.4)%
Total Net Assets	100.0%

See accompanying notes to the Consolidated Financial Statements.

Constitution Capital Access Fund, LLC
Consolidated Statement of Assets and Liabilities March 31, 2026
Assets
Investments, at fair value (cost $793,439,247)	$868,449,079
Cash held in escrow for subscriptions received in advance	7,281,879
Foreign currency, at fair value (cost $11,251,506)	11,239,824
Cash	637,036
Deferred loan issuance costs	201,018
Prepaid offering costs	25,491
Interest receivable	12,112
Prepaid expenses and other assets	301,052
Total Assets	888,147,491

Liabilities
Line of credit payable	57,590,759
Payable for shares repurchased	33,207,607
Subscriptions received in advance	7,235,828
Line of credit interest and fees payable	1,411,566
Investment Management Fee payable	946,412
Current tax payable	447,849
Audit and tax fees payable	295,867
Incentive Fee payable	95,367
Accounting and administration fees payable	148,277
Administrative services payable	137,031
Deferred tax liability	89,884
Due to Adviser	65,345
Legal fees payable	50,000
Transfer agent fees payable	18,734
Custody fees payable	16,326
Distribution and servicing fees payable (Class A)	93
Other accrued expenses	98,489
Total Liabilities	101,855,434

Commitments and contingencies (see Note 3)

Net Assets	$786,292,057

Composition of Net Assets:
Paid-in capital	$555,551,832
Total distributable earnings	230,740,225
Net Assets	$786,292,057

Net Assets Attributable to:
Class A Shares	$157,038
Class D Shares	370,884
Class I Shares	785,764,135
$786,292,057
Shares of Beneficial Interests (unlimited number of shares authorized)
Class A Shares	13,107
Class D Shares	31,015
Class I Shares	65,570,186
65,614,308
Net Asset Value per Share:
Class A Shares[1]	$11.98
Class D Shares	$11.96
Class I Shares	$11.98

1     Class A shareholders may be charged a sales load up to a maximum of 3.50% on the amount they invest. See Note 7 for more details.

See accompanying notes to the Consolidated Financial Statements.

Constitution Capital Access Fund, LLC
Consolidated Statement of Operations For the Year Ended March 31, 2026
Investment Income
Dividend income (net of withholding tax of $117,432)	$5,978,712
Interest income	691,989
Total Investment Income	6,670,701

Expenses
Investment Management Fees	12,624,988
Incentive Fees	8,389,787
Line of credit fees and expenses[1]	4,755,698
Accounting and administration fees	920,844
Legal fees	572,270
Administrative service fee	568,062
Audit and tax fees	468,391
Board fees and expenses	317,802
Transfer agency fees	202,746
Offering expenses	127,456
Custodian fees	110,834
Chief compliance officer fees	65,203
Distribution and servicing fees (Class A)	93
Other operating expenses	1,115,347
Total expenses before waivers	30,239,521
Waiver of Investment Management Fees (Note 5)	(4,457,174)
Waiver of Incentive Fees (Note 5)	(2,191,362)
Net expenses	23,590,985
Net Investment Loss	(16,920,284)

Net Realized Gain (Loss) and Change in Unrealized Appreciation/(Depreciation)
Net realized gain on distributions from investments (net of withholding tax of $88,642)	65,699,005
Net realized loss on foreign currency transactions	(74,397)
Net realized loss on forward foreign currency exchange contracts	(11,010,031)
Net change in unrealized appreciation/(depreciation) on investments	35,580,232
Net change in unrealized appreciation/(depreciation) on foreign currency transactions	10,212
Net change in unrealized appreciation/(depreciation) on forward foreign currency exchange contracts	4,357,196
Net change in unrealized appreciation/(depreciation) on credit facility foreign currency translations	(16,665)
Net change in deferred tax liability	71,334
Net Realized Gain (Loss) and Change in Unrealized Appreciation/(Depreciation)	94,616,886

Net Increase in Net Assets Resulting from Operations	$77,696,602

1    Includes amortization of loan issuance costs, commitment fees, and interest expense.

See accompanying notes to the Consolidated Financial Statements.

Constitution Capital Access Fund, LLC
Consolidated Statements of Changes in Net Assets
	For the Year Ended March 31, 2026	For the Year Ended March 31, 2025
Changes in Net Assets Resulting from Operations
Net investment loss	$(16,920,284)	$(7,308,385)
Net realized gain (loss) on investments, foreign currency transactions, and forward foreign currency exchange contracts	54,614,577	54,824,103
Net change in unrealized appreciation/(depreciation) on investments, foreign currency transactions, and forward foreign currency exchange contracts, net of deferred taxes	40,002,309	7,319,126
Net Change in Net Assets Resulting from Operations	77,696,602	54,834,844

Distributions to Shareholders
Class A	(1)	(1)
Class D	(19,129)	(7,609)
Class I	(41,046,215)	(39,358,555)
Net Change in Net Assets from Distributions to Shareholders	(41,065,345)	(39,366,165)

Change in Net Assets Resulting from Capital Transactions (see Note 7)
Class A
Proceeds from issuance of shares	160,000	—
Reinvested distributions	1	1
Total Class A Transactions	160,001	1

Class D
Proceeds from issuance of shares	693,000	485,000
Reinvested distributions	19,129	7,609
Exchange of shares	(516,833)	(488,092)
Total Class D Transactions	195,296	4,517

Class I
Proceeds from issuance of shares	106,540,422	83,395,498
Reinvested distributions	35,800,732	36,716,436
Exchange of shares	516,833	488,092
Shares repurchased	(103,728,724)	(71,073,583)
Total Class I Transactions	39,129,263	49,526,443

Net Change in Net Assets Resulting from Capital Transactions	39,484,560	49,530,961

Total Net Increase in Net Assets	76,115,817	64,999,640

Net Assets
Beginning of period	710,176,240	645,176,600
End of period	$786,292,057	$710,176,240

See accompanying notes to the Consolidated Financial Statements.

Constitution Capital Access Fund, LLC
Consolidated Statement of Cash Flows For the Year Ended March 31, 2026
Cash Flows From Operating Activities
Net increase in net assets from operations	$77,696,602
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchases of investments, net of payable for investments not yet funded	(182,828,492)
Interest income paid in-kind added to principal amount of investments	(205,980)
Return of capital distributions received from investments	92,587,801
Disposition of investments	20,392,699
Change in short-term investments, net	31,419,450
Net change in unrealized (appreciation)/depreciation on investments	(35,580,232)
Net change in unrealized (appreciation)/depreciation on credit facility foreign currency translations	16,665
Net change in unrealized (appreciation)/depreciation on forward foreign currency exchange contracts	(4,357,196)
Net change in deferred tax liability	(71,334)
(Increase)/Decrease in Assets:
Deferred loan issuance costs amortization	134,012
Prepaid expenses and other assets	(70,445)
Prepaid offering costs	(25,491)
Interest receivable	(58)
Distributions receivable from investments	557,113
Increase/(Decrease) in Liabilities:
Line of credit interest payable	248,035
Investment Management Fee payable	782,440
Audit and tax fees payable	(77,578)
Incentive Fee payable	95,367
Accounting and administration fees payable	(18,667)
Administrative services payable	21,421
Due to Adviser	23,432
Legal fees payable	(110,835)
Transfer agent fees payable	2,757
Custody fees payable	670
Current tax payable	(12,028)
Distribution and servicing fees payable (Class A)	93
Other accrued expenses	86,863
Net Cash Provided by Operating Activities	707,084

Cash Flows from Financing Activities
Proceeds from subscriptions of shares, net of change in payable for proceeds from subscriptions received in advance	105,913,614
Proceeds from line of credit	86,023,076
Payments made on line of credit	(87,000,000)
Distributions to shareholders, net of reinvestments of distributions	(5,245,483)
Payments for shares repurchased, net of increase in payable for shares repurchased	(90,528,386)
Net Cash Provided by Financing Activities	9,162,821

Net change in Cash, foreign currency, and cash equivalents	9,869,905
Cash, foreign currency, and cash equivalents – Beginning of Period	9,288,834
Cash, foreign currency, and cash equivalents – End of Period	$19,158,739

Supplemental disclosure of non-cash activities
Reinvestment of distributions made to Shareholders	$35,819,862
Non-cash investment cost transfer	6,493,774
Interest income paid in-kind	205,980
Exchanges into Class I (41,775 shares)	516,833
Exchanges out of Class D (41,748 shares)	(516,833)

Supplemental disclosure of cash flow information
Interest payments on line of credit	$4,033,940

See accompanying notes to the Consolidated Financial Statements.

Constitution Capital Access Fund, LLC
Consolidated Financial Highlights Class A Shares

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended March 31, 2026	For the Year Ended March 31, 2025	For the Year Ended March 31, 2024	For the Period November 1, 2022* through March 31, 2023
Per Share Operating Performance[1]:
Net Asset Value per share, beginning of period/year	$11.41	$11.16	$10.61	$10.09
Activity from investment operations:
Net investment income/(loss)	(0.35)	(0.12)	(0.11)	0.01
Net realized and unrealized gain/(loss) on investments	1.57	1.03	1.18	0.51
Total from investment operations	1.22	0.91	1.07	0.52

Distributions to shareholders
Net investment income	—	—	(0.10)	—
Net realized gains	(0.65)	(0.66)	(0.42)	—
Total distributions to shareholders	(0.65)	(0.66)	(0.52)	—

Net Asset Value per share, end of period/year	$11.98 [8]	$11.41 [8]	$11.16 [8]	$10.61 [8]

Net Assets, end of period/year	$157,038	$13	$12	$11

Ratios to average net assets[2]:
Net investment income/(loss)[3]	(2.91)%	(1.07)%	(2.79)%	(1.38)%

Gross expenses before waivers[4]	4.66%	3.64%	3.90%	3.23%
Waivers of Investment Management Fees and Incentive Fees[5]	(0.87)%	(2.04)%	(1.82)%	(1.71)%
Net expenses[5,6]	3.79%	1.60%	2.08%	1.52%

Total Return[7]	10.69%[8]	8.22%[8]	10.22%[8]	5.19%[8]

Portfolio turnover rate	2%	1%	2%	0%[10]

Senior Securities
Total borrowings (000s)	$57,591	$58,551	$37,301	$37,200
Asset coverage per $1,000 unit of senior indebtedness[9]	$14,651	$13,129	$18,296	$17,014

*    Commencement of offering of Class A shares.

1      Per share data is computed using the average shares method.

2    Net investment loss and net expenses have been annualized for any periods less than one year, except for any non-recurring expenses and the Incentive Fee which are not annualized. Expenses do not include expenses from Private Assets in which the Fund invests.

3    Recognition of net investment income by the Fund is affected by the timing of the declaration of distributions by the Private Assets in which the Fund invests. Ratios do not include net investment income/(loss) of the Private Assets in which the Fund invests.

4    If Incentive Fees had been excluded, the expense ratios would have decreased by 1.10%, 0.75%, 0.98% and 0.51% for the years ended March 31, 2026, 2025 and 2024, and the period from November 1, 2022 through March 31, 2023, respectively.

5    Includes a voluntary waiver of Investment Management Fees by the Adviser of 0.14%, 0.13%, 0.84% and 1.20% for the years ended March 31, 2026, 2025 and 2024, and the period from November 1, 2022 through March 31, 2023, respectively.

6    If interest expenses had been excluded, the expense ratios would have decreased by 0.58%, 0.60%, 0.72% and 0.62% for the years ended March 31, 2026, 2025 and 2024, and the period from November 1, 2022 through March 31, 2023, respectively.

7    Total return based on per unit net asset value reflects the change in net asset value based on the effects of the performance of the Fund during the period and assumes distributions, if any, were reinvested. Total returns shown are not annualized for periods less than a year and exclude the effect of applicable sales charges.

8    Includes adjustments in accordance with US GAAP and accordingly, the returns and per unit net asset value for financial reporting may differ from the returns and per unit net asset value used for shareholder transactions.

9    Calculated by subtracting the Fund's total liabilities (not including borrowings) from the Fund's total assets and dividing this by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

10    Not annualized.

See accompanying notes to the Consolidated Financial Statements.

Constitution Capital Access Fund, LLC
Consolidated Financial Highlights Class D Shares

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended March 31, 2026	For the Year Ended March 31, 2025	For the Year Ended March 31, 2024	For the Period November 1, 2022* through March 31, 2023
Per Share Operating Performance[1]:
Net Asset Value per share, beginning of period/year	$11.37	$11.15	$10.61	$10.09
Activity from investment operations:
Net investment income/(loss)	(0.23)	(0.15)	(0.14)	0.01
Net realized and unrealized gain/(loss) on investments	1.47	1.03	1.19	0.51
Total from investment operations	1.24	0.88	1.05	0.52

Distributions to shareholders
Net investment income	—	—	(0.09)	—
Net realized gains	(0.65)	(0.66)	(0.42)	—
Total distributions to shareholders	(0.65)	(0.66)	(0.51)	—

Net Asset Value per share, end of period/year	$11.96 [8]	$11.37 [8]	$11.15 [8]	$10.61 [8]

Net Assets, end of period/year	$370,884	$137,919	$103,890	$11

Ratios to average net assets[2]:
Net investment income/(loss)[3]	(1.93)%	(1.33)%	(3.06)%	(1.38)%

Gross expenses before waivers[4]	3.68%	3.90%	4.17%	3.23%
Waivers of Investment Management Fees and Incentive Fees[5]	(0.87)%	(2.04)%	(1.82)%	(1.71)%
Net expenses[5,6]	2.81%	1.86%	2.35%	1.52%

Total Return[7]	10.91%[8]	7.96%[8]	10.01%[8]	5.19%[8]

Portfolio turnover rate	2%	1%	2%	0%[10]

Senior Securities
Total borrowings (000s)	$57,591	$58,551	$37,301	$37,200
Asset coverage per $1,000 unit of senior indebtedness[9]	$14,651	$13,129	$18,296	$17,014

*    Commencement of offering of Class D shares.

1    Per share data is computed using the average shares method.

2    Net investment loss and net expenses have been annualized for any periods less than one year, except for any non-recurring expenses and the Incentive Fee which are not annualized. Expenses do not include expenses from Private Assets in which the Fund invests.

3    Recognition of net investment income by the Fund is affected by the timing of the declaration of distributions by the Private Assets in which the Fund invests. Ratios do not include net investment income/(loss) of the Private Assets in which the Fund invests.

4    If Incentive Fees had been excluded, the expense ratios would have decreased by 1.10%, 0.75%, 0.98% and 0.51% for the years ended March 31, 2026, 2025 and 2024, and the period from November 1, 2022 through March 31, 2023, respectively.

5    Includes a voluntary waiver of Investment Management Fees by the Adviser of 0.14%, 0.13%, 0.84% and 1.20% for the years ended March 31, 2026, 2025 and 2024, and the period from November 1, 2022 through March 31, 2023, respectively.

6    If interest expenses had been excluded, the expense ratios would have decreased by 0.58%, 0.60%, 0.72% and 0.62% for the years ended March 31, 2026, 2025 and 2024, and the period from November 1, 2022 through March 31, 2023, respectively.

7    Total return based on per unit net asset value reflects the change in net asset value based on the effects of the performance of the Fund during the period and assumes distributions, if any, were reinvested. Total returns shown are not annualized for periods less than a year and exclude the effect of applicable sales charges.

8    Includes adjustments in accordance with US GAAP and accordingly, the returns and per unit net asset value for financial reporting may differ from the returns and per unit net asset value used for shareholder transactions.

9    Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing this by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

10    Not annualized.

See accompanying notes to the Consolidated Financial Statements.

Constitution Capital Access Fund, LLC
Consolidated Financial Highlights Class I Shares

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended March 31, 2026	For the Year Ended March 31, 2025	For the Year Ended March 31, 2024	For the Period October 1, 2022* through March 31, 2023
Per Share Operating Performance[1]:
Net Asset Value per share, beginning of period/year	$11.41	$11.16	$10.61	$10.00
Activity from investment operations:
Net investment income/(loss)	(0.27)	(0.12)	(0.11)	(0.02)
Net realized and unrealized gain/(loss) on investments	1.49	1.03	1.18	0.63
Total from investment operations	1.22	0.91	1.07	0.61

Distributions to shareholders
Net investment income	—	—	(0.10)	—
Net realized gains	(0.65)	(0.66)	(0.42)	—
Total distributions to shareholders	(0.65)	(0.66)	(0.52)	—

Net Asset Value per share, end of period/year	$11.98 [8]	$11.41 [8]	$11.16 [8]	$10.61 [8]

Net Assets, end of period/year	$785,764,135	$710,038,308	$645,072,698	$595,739,269

Ratios to average net assets[2]:
Net investment income/(loss)[3]	(2.22)%	(1.07)%	(2.79)%	(2.10)%

Gross expenses before waivers[4]	3.97%	3.64%	3.90%	3.64%
Waivers of Investment Management Fees and Incentive Fees[5]	(0.88)%	(2.04)%	(1.82)%	(1.88)%
Net expenses[5,6]	3.09%	1.60%	2.08%	1.76%

Total Return[7]	10.70%[8]	8.22%[8]	10.24%[8]	6.10%[8]

Portfolio turnover rate	2%	1%	2%	0%[10]

Senior Securities
Total borrowings (000s)	$57,591	$58,551	$37,301	$37,200
Asset coverage per $1,000 unit of senior indebtedness[9]	$14,651	$13,129	$18,296	$17,014

*    The Fund commenced operations on October 1, 2022 following reorganization of U/C Seed Partnership Fund, L.P. which was effective as of close of business on September 30, 2022, see Note 1 in the accompanying notes to Consolidated Financial Statements.

1    Per share data is computed using the average shares method.

2    Net investment loss and net expenses have been annualized for any periods less than one year, except for any non-recurring expenses and the Incentive Fee which are not annualized. Expenses do not include expenses from Private Assets in which the Fund invests.

3    Recognition of net investment income by the Fund is affected by the timing of the declaration of distributions by the Private Assets in which the Fund invests. Ratios do not include net investment income/(loss) of the Private Assets in which the Fund invests.

4    If Incentive Fees had been excluded, the expense ratios would have decreased by 1.10%, 0.75%, 0.98% and 0.51% for the years ended March 31, 2026, 2025 and 2024, and the period from November 1, 2022 through March 31, 2023, respectively.

5    Includes a voluntary waiver of Investment Management Fees by the Adviser of 0.14%, 0.13%, 0.84% and 1.20% for the years ended March 31, 2026, 2025 and 2024, and the period from November 1, 2022 through March 31, 2023, respectively.

6    If interest expenses had been excluded, the expense ratios would have decreased by 0.58%, 0.60%, 0.72% and 0.62% for the years ended March 31, 2026, 2025 and 2024, and the period from November 1, 2022 through March 31, 2023, respectively.

7    Total return based on per unit net asset value reflects the change in net asset value based on the effects of the performance of the Fund during the period and assumes distributions, if any, were reinvested. Total returns shown are not annualized for periods less than a year and exclude the effect of applicable sales charges.

8    Includes adjustments in accordance with US GAAP and accordingly, the returns and per unit net asset value for financial reporting may differ from the returns and per unit net asset value used for shareholder transactions.

9    Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing this by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

10    Not annualized.

See accompanying notes to the Consolidated Financial Statements.

Constitution Capital Access Fund, LLC
Notes to Consolidated Financial Statements March 31, 2026
Note 1 – Organization

Constitution Capital Access Fund, LLC (the “Fund”) is a Delaware limited liability company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a non-diversified closed-end management investment company. The Fund was organized on March 3, 2022 and commenced operations on October 1, 2022 (the “Commencement of Operations”). Constitution Capital PM, LP serves as the investment adviser (the “Adviser”) of the Fund. The Adviser is an investment adviser registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended.

Simultaneous with the Commencement of Operations, the U/C Seed Partnership Fund, L.P. (the “Predecessor Fund”), reorganized and transferred substantially all its portfolio securities into the Fund with a transfer value policy election to use fair market value as opening cost for a non-taxable transaction.

The Fund’s investment objective is to generate long-term capital appreciation. The Fund seeks to achieve its investment objective by investing in a broad portfolio of high-quality investments in private assets that the Adviser believes provide attractive risk-adjusted return potential. Private asset investments include Direct Investments (except for publicly listed private equity investments), Investment Funds, Secondary Investments in Investment Funds, and Primary Investments, each as defined below (collectively, “Private Assets”). The Fund’s investments (together “Fund Investments”) include (i) direct investments in the equity or debt of operating companies and investments in co-investment vehicles sponsored by an investment management firm (“Sponsor”) to access positions in the equity or debt of operating companies (“Direct Equity Investments” or “Direct Credit Investments,” respectively, and together, “Direct Investments”); (ii) secondary purchases (i.e. purchases of existing interests that are acquired on the private secondary market) (“Secondary Investments”) of closed-end private funds, which are funds relying on the exclusions under Section 3(c)(1) or 3(c)(7) of the Investment Company Act, (“Investment Funds”) managed by third-party managers (“Investment Fund Managers”); (iii) primary investments in private funds (i.e. commitments to new private equity or other private funds) (“Primary Investments”); (iv) direct or secondary purchases of liquid credit instruments; (v) other liquid investments, such as investments in publicly listed companies that pursue the business of private equity investing, including private equity investments that are publicly traded, listed funds of funds, alternative asset managers, holding companies, investment trusts, closed-end funds, financial institutions and other vehicles whose primary purpose is to invest in privately held companies (“Other Liquid Investments”); and (vi) short-term investments (together, “Short-term Investments”)

The Fund offers three separate classes of shares of beneficial interest (“Shares”) designated as Class A Shares, Class D Shares and Class I Shares. Each class of Shares have differing characteristics, particularly in terms of the sales charges that Shareholders in that class may bear, and the distribution and service fees that each class may be charged. The Fund has received an exemptive order from the SEC with respect to the Fund’s multi-class structure.

The Fund is deemed to be an individual reporting segment, and the investment objective and investment strategies of the Fund, as detailed in its Prospectus, are used by the Adviser to make investment decisions in its capacity as the chief operating decision maker (“CODM”). Pursuant to the Fund’s investment advisory agreement, the Adviser, not an individual or a subset of individuals within the Adviser, makes the decisions and takes responsibility for the decisions contemplated by Accounting Standards Codification (“ASC”) Topic 280, Segment Reporting. The CODM is a function, not a title, that can be a shared function. On a day-to-day basis various personnel within the Adviser make judgments regarding resource allocation to a particular fund within the funds managed by the Adviser. Senior management, portfolio managers, analysts, accountants, and compliance professionals within the Adviser make daily determinations of the time and resources that needs to be devoted to a particular fund, based on that fund’s portfolio, market activity, subscription and redemption activity, and other outside factors not controllable or predictable by the Adviser. Thus, the Adviser as an organization adjusts its resource allocations on a day-to-day basis and there is not one person or group or committee of persons who is consulted, or could reasonably be consulted, with respect to these resource allocation decisions on a day-to-day basis. The Fund’s portfolio composition, total returns, expense ratios and changes in net assets used by the CODM for the day-to-day management of the Fund is consistent with the information presented within these Consolidated Financial Statements. The Fund is party to the agreements as disclosed in Note 5 of the Consolidated Financial Statements and there are no resources allocated to the Fund based on performance measurements.

a. Consolidation of Subsidiaries

The Fund may make investments through wholly owned subsidiaries (each a “Subsidiary” and together, the “Subsidiaries”). Such Subsidiaries will not be registered with the SEC under the Investment Company Act; however, the Fund will wholly own and control any Subsidiaries. The Fund’s Board of Managers (the “Board”) has oversight responsibility for the

Constitution Capital Access Fund, LLC
Notes to Consolidated Financial Statements (Continued) March 31, 2026
Note 1 – Organization (continued)

investment activities of the Fund, including its investment in any Subsidiary, and the Fund’s role as sole owner of any Subsidiary. To the extent applicable to the investment activities of a Subsidiary, the Subsidiary will follow the same compliance policies and procedures as the Fund. The Fund would “look through” any such Subsidiary to determine compliance with its investment policies. The Fund complies with Section 8 of the Investment Company Act governing investment policies on an aggregate basis with any Subsidiary. The Fund also complies with Section 18 of the Investment Company Act governing capital structure and leverage on an aggregate basis with each Subsidiary so that the Fund treats a Subsidiary’s debt as its own for purposes of Section 18. Further, each Subsidiary complies with the provisions of Section 17 of the Investment Company Act relating to affiliated transactions and custody. The Fund will not create or acquire primary control of any entity which engages in investment activities in securities or other assets, other than entities wholly owned by the Fund.

As of March 31, 2026, there are three active Subsidiaries:

Subsidiary	Formation Date	Domicile	% of Investments	# of Investments
CC PMF Holdings, LLC	March 17, 2022	United States	95.78	101
CC PMF Blocker, LLC	March 21, 2022	United States	0.05	1
CC PMF Splitter Partnership	August 5, 2022	United States	4.17	5

The Consolidated Financial Statements of the Fund include the accounts of the Subsidiaries. All intercompany accounts and transactions have been eliminated.

Note 2 – Significant Accounting Policies

The following is a summary of the significant accounting and reporting policies used by the Fund in preparing its Consolidated Financial Statements.

a. Basis of Accounting

The Fund is an investment company and applies the guidance set forth in ASC Topic 946, Financial Services — Investment Companies (“ASC 946”). The Fund’s accounting and reporting policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”).

b. Valuation of Investments

The Fund invests, under normal circumstances, in a broad portfolio of Private Assets and values them at fair value in accordance with the provisions of ASC Topic 820, Fair Value Measurements and Disclosures (“ASC 820”).

The Adviser has been designated by the Board as the valuation designee for the Fund pursuant to Rule 2a-5 of the Investment Company Act (“Rule 2a-5”) to perform fair value determinations and has approved valuation procedures for the Fund. Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the Investment Company Act, defines when market quotations are “readily available” for purposes of the Investment Company Act and the threshold for determining whether a fund must fair value a security.

Where available, the Fund uses the net asset value (“NAV”) reported by Sponsors and Investment Fund Managers as a practical expedient in determining fair values of the Direct Investments and Investment Funds as of a valuation date for the Fund, in accordance with ASC 820. If the most recent NAV is reported as of a date which does not align with the valuation date for the Fund, the Adviser assesses whether an adjustment to the most recently reported NAV is justified in accordance with the Fund’s valuation procedures. In making this assessment, the Adviser considers, among other things, information provided by the Sponsors and Investment Fund Managers, including quarterly unaudited financial statements and cash flow activity observed during the period between the most recently reported NAV date and the valuation date for the Fund. The Adviser will also review the appropriateness of the adjustment to the most recently reported NAV based on any new information or changes in assumptions regarding the security, reliable public information, actual trade prices or other information that becomes available subsequent to the most recently reported NAV.

Constitution Capital Access Fund, LLC
Notes to Consolidated Financial Statements (Continued) March 31, 2026
Note 2 – Significant Accounting Policies (continued)

If an investment does not meet the qualifications of an investment company under ASC 946, the Adviser may make a fair value determination by utilizing information provided by the Sponsor or Investment Fund Manager, including quarterly unaudited financial statements, financial forecasts, and cash flow activity observed during the valuation period. The Adviser may also utilize the cost of the investment, or income and market-based valuation techniques acceptable under ASC 820, which may incorporate unobservable inputs. These techniques may include references to market multiples, valuations for comparable companies, public market or private transactions, subsequent developments concerning the companies to which the securities relate, results of operations, financial condition, cash flows, and projections of such companies provided to the Adviser and such other factors as the Adviser may deem relevant. Depending on the circumstances, company multiples will not always be comparable due to the size of the related companies or associated transactions being used as comparable data in valuation.

As part of its valuation process, the Adviser also performs backtesting of its fair value estimates against information that is subsequently received from Sponsors and Investment Fund Managers, where available. The Adviser has established an internal valuation committee consisting of senior members of the organization to review and approve valuations related to the Direct Investments and Investment Funds as of each valuation date.

The Board oversees the Adviser in its role as valuation designee and receives quarterly reports from the Adviser regarding the valuation of the Direct Investments and Investment Funds, including information regarding fair value determinations, valuation methodologies, and any changes to valuation policies or procedures.

For investments that are publicly traded and have market quotations readily available on one or more of the U.S. national securities exchanges, the Nasdaq Stock Market or any foreign stock exchange, valuations will be based on their respective market price and may be further adjusted for potential restrictions on the transfer or sale of such securities.

c. Cash and Cash Held in Escrow

In order to maintain liquidity, the Fund holds cash, including amounts held in foreign currencies and in short-term interest-bearing deposit accounts with UMB Bank, n.a. (the “Custodian”). At times, those amounts may exceed any applicable federally insured limits. The Fund has not experienced any losses in such accounts and does not believe that it is exposed to any significant credit risk on such accounts.

Subscriptions are generally subject to the receipt of cleared funds on or prior to the acceptance date set by the Fund and notified to prospective investors. Cash held in escrow represents funds received from prospective investors prior to the effective date of the subscriptions, which are held by a third-party escrow agent and restricted for use until the effective date of the subscriptions.

On the effective date of the subscriptions, the balance in the escrow account with respect to each investor whose investment is accepted will be invested in the Fund on behalf of such investor. As of March 31, 2026, the Fund had $7,281,879 of cash held in escrow related to subscriptions that were received prior to the effective date of the subscriptions and are disclosed on the Consolidated Statement of Assets and Liabilities.

d. Cash Equivalents

Cash equivalents represent short-term investments in high quality money market instruments and money market mutual funds and are recorded at NAV per share which approximates fair value. Money market instruments are high quality, short-term fixed-income obligations, with a low risk of loss and which generally have remaining maturities of one year or less. Such short-term investments may include U.S. Government securities, commercial paper, certificates of deposit and bankers’ acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation. Cash equivalents held by the Fund are disclosed under short-term investments on the Consolidated Schedule of Investments.

e. Forward Foreign Currency Exchange Contracts

The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date to manage foreign exchange rate risk. Forward foreign currency exchange contracts would not be considered hedging instruments under U.S. GAAP and, therefore, the Fund would account for

Constitution Capital Access Fund, LLC
Notes to Consolidated Financial Statements (Continued) March 31, 2026
Note 2 – Significant Accounting Policies (continued)

them at fair value on the Consolidated Statement of Assets and Liabilities at the applicable translation rates, resulting in unrealized gains or losses. Realized gains or losses would be recorded at the time all or a portion of the forward foreign currency exchange contract is closed, and the currency is delivered or received, whether upon maturity of the forward foreign currency exchange contract or by the election of a party to terminate all or a portion of the forward foreign currency exchange contract. Risk may arise upon entering into forward foreign currency exchange contracts from the potential inability of the counterparty to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. Dollar. Refer to Note 4 on more information regarding the Fund’s use of forward foreign currency exchange contracts during the year ended March 31, 2026.

f. Foreign Currency

Valuations of assets and liabilities denominated in currencies other than the U.S. Dollar are translated into U.S. Dollar equivalents using valuation date exchange rates, while purchases, realized gains and losses, income and expenses are translated at transaction date exchange rates. The Fund does not isolate the effects of changes in foreign currency rates on the valuation of Private Assets. Such fluctuations in exchange rates are included with and form part of the net realized and unrealized gain (loss) from investments and net realized and unrealized gain (loss) on currency transactions on the Consolidated Statement of Operations.

g. Offering Costs

Offering costs include expenses incurred in connection with the continuous offering of the Fund’s shares, such as costs incurred to register the Fund’s shares. These costs are recorded as prepaid offering costs on the Consolidated Statement of Assets and Liabilities and are amortized over a period of twelve months. For the year ended March 31, 2026, amortization of offering costs totaled $127,456.

h. Investment Income

The Fund’s primary sources of income are investment income and gains recognized upon distributions from Private Assets, as well as realized and unrealized changes in the fair value of its Private Assets. The Fund generally recognizes its share of investment income and realized gains and losses based on the characterization of distributions provided by the Private Assets at the time those distributions are made by the Private Assets. If a distribution is characterized as a return of capital, it is recorded as a reduction of the cost basis of the related investment. To the extent such information is not available on a timely basis, the Fund records income based on estimated results, which may subsequently be adjusted when actual information becomes available.

Realized gains and losses from the sale of Private Assets represent the difference between the original cost of the Private Assets, as adjusted for return of capital distributions (net cost), and the net proceeds received at the time of the sale, disposition or distribution. The Fund recognizes the difference between the net cost and the estimated fair value of Private Assets owned as the net change in unrealized appreciation/depreciation on investments in the Consolidated Statement of Operations.

Interest income, including amortization of premium or discount using the effective interest method and interest on paid in-kind instruments, is recorded on an accrual basis. Dividend income is recognized on preferred equity securities on an accrual basis, and on common equity securities on the record date (for private companies) or on the ex-dividend date (for publicly traded companies). Other income from Private Assets, which represents operating income from investment partnerships or other flow through entities received by the Fund, is recorded on the date received.

i. Income Taxes

The Fund elects to be treated as, and continues to qualify as, a Regulated Investment Company as defined under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), by distributing substantially all of its taxable income and net realized gains (after reduction for any capital loss carryforwards) to Shareholders, and by meeting certain diversification and income requirements with respect to its investments. Therefore, no federal income tax provision has been recorded for the Fund.

Constitution Capital Access Fund, LLC
Notes to Consolidated Financial Statements (Continued) March 31, 2026
Note 2 – Significant Accounting Policies (continued)

The Fund recognizes the tax benefits of certain uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities in accordance with ASC Topic 740, Accounting for Uncertainty in Income Taxes (“ASC 740”). The Adviser has analyzed the Fund’s tax positions and has concluded that the Fund does not have any uncertain tax positions at the federal or state levels that met the recognition criteria of ASC 740 as of March 31, 2026. The tax years ended September 30, 2023 through September 30, 2025 for the Fund are open and subject to examination by the IRS.

A Subsidiary of the Fund, CC PMF Blocker, LLC (the “Blocker”), is a domestic limited liability company that elects to be treated as a C-corporation for federal and state income tax purposes and is required to account for its estimate of income taxes through the establishment of a deferred tax asset or liability. The Blocker recognizes deferred income taxes for temporary differences in the basis of assets and liabilities for financial and income tax purposes. Deferred tax assets are recognized for deductible temporary differences, tax credit carryforwards or net operating loss carryforwards and deferred tax liabilities are recognized for taxable temporary differences. To the extent the Blocker has a deferred tax asset, the Adviser considers whether a valuation allowance is required. Detailed tax information for the Fund and the Blocker is included in Note 15.

j. Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the Consolidated Financial Statements and the reported amounts of increases and decreases in capital from operations during the reporting period. Actual results may differ from those estimates.

The Fund bears all expenses incurred in the course of its operations, including, but not limited to, the following: all fees and expenses of the Private Assets in which the Fund invests, fees and expenses associated with a credit facility, legal fees, administrator fees, audit and tax preparation fees, custodial fees, transfer agency fees, registration expenses, expenses of the Board and other administrative expenses. Certain of these operating expenses, other than class-specific expenses, are subject to an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”, as further discussed in Note 5). Expenses are recorded on an accrual basis and allocated to Shares based upon ownership percentage.

k. Recent Accounting Pronouncements

In December 2023, the FASB issued Accounting Standards Update No. 2023-09, Income Taxes (ASC 740) Improvements to Income Tax Disclosures (“ASU 2023-09”). The primary purpose of the amendments within ASU 2023-09 is to enhance the transparency and decision usefulness of income tax disclosures primarily related to the rate reconciliation table and income taxes paid information. The amendments in ASU 2023-09 require that public business entities on an annual basis (1) disclose specific categories in the rate reconciliation and (2) provide additional information for reconciling items that meet a quantitative threshold. In addition, the amendments in this ASU 2023-09 require that all entities disclose on an annual basis taxes paid disaggregated by federal, state, foreign, and individual jurisdiction (when income taxes paid is equal to or greater than five percent of total income taxes paid). The amendments in ASU 2023-09 are effective for annual periods of public business entities beginning after December 15, 2024. Early adoption is permitted for annual financial statements that have not yet been issued or made available for issuance. The amendments in ASU 2023-09 should be applied on a prospective basis. Retrospective application is permitted.

The Fund adopted ASU 2023-09 during the year ended March 31, 2026. The adoption of this accounting pronouncement did not have a material impact on the Fund’s Consolidated Financial Statements; however, expanded income tax-related disclosures have been included. See Note 15 for more information.

Constitution Capital Access Fund, LLC
Notes to Consolidated Financial Statements (Continued) March 31, 2026

Note 3 – Fair Value Measurements

ASC 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price), or in the absence of a principal market, the most advantageous market for the asset, and establishes a fair value hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Adviser. Unobservable inputs reflect the Adviser’s assumption about the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the reporting entity has the ability to access at the measurement date. The types of financial instruments included in Level 1 are listed unrestricted securities, equities and listed derivatives, if any, listed in active markets.

Level 2 — Inputs other than quoted prices within Level 1 that are observable for the asset or liability, either directly or indirectly in active markets as of the reporting date, and fair value that is determined using models or other valuation methodologies. Financial instruments in this category generally include corporate bonds and loans, less liquid and restricted securities listed in active markets, securities traded in other than active markets, government and agency securities, certain over-the-counter derivatives and interests in Private Assets whose fair value is predominantly attributable to investments in Level 1 type securities. A significant adjustment to a Level 2 input could result in the Level 2 measurement becoming a Level 3 measurement.

Level 3 — Inputs that are unobservable for the asset or liability and that include situations where there is little, if any, market activity for the asset or liability. The inputs into the determination of fair value are based upon the best information in the circumstances and may require significant management judgment or estimation. Financial instruments in this category generally include equity and debt positions in private companies, and nonredeemable investments in alternative investment funds, non-investment grade residual interests in securitizations, collateralized loan obligations, and certain over-the-counter derivatives, if any, where the fair value is based on unobservable inputs.

ASC 820 also permits a reporting entity to measure the fair value of an asset that does not have a readily determinable fair value based on the reported NAV per share, or its equivalent, as a practical expedient for its fair value. Accordingly, the Fund may utilize the NAV per share as reported by certain Sponsors and Investment Fund Managers as of a valuation date as a practical expedient for its fair value. If the NAV reported by certain Sponsors and Investment Fund Managers is not as of the same date as the valuation date, the Fund is permitted under ASC 820 to estimate the fair value of those Private Assets by adjusting the most recently reported NAV as a practical expedient for fair value.

The Fund’s investments that are measured at fair value using NAV per share (or its equivalent) as a practical expedient are generally not redeemable during the life of each Direct Investment and Investment Fund. These investments may be subject to lock-up provisions, investment periods, and other restrictions on transfer, and the Fund may not be able to sell such interests in Direct Investments and Investment Funds in secondary transactions at amounts approximating NAV.

Due to the inherent uncertainty of estimates, fair value determinations based on estimates may materially differ from the values that would have been used had a ready market for the securities existed.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Constitution Capital Access Fund, LLC
Notes to Consolidated Financial Statements (Continued) March 31, 2026
Note 3 – Fair Value Measurements (continued)

The following table is a summary of information about the levels within the fair value hierarchy at which the Fund’s investments are measured as of March 31, 2026:

	Level 1	Level 2	Level 3	NAV as a Practical Expedient(1)	Total
Investments
Direct Investments	$—	$3,441,979	$88,179,412	$478,602,157	$570,223,548
Investment Funds	—	—	—	294,044,467	294,044,467
Short-Term Investments	4,181,064	—	—	—	4,181,064
Total Investments	$4,181,064	$3,441,979	$88,179,412	$772,646,624	$868,449,079

(1)          Direct Investments and Investment Funds that are measured at fair value using NAV (or its equivalent) as a practical expedient are not required to be categorized in the fair value hierarchy. The fair values presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Consolidated Schedule of Investments.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining value:

Direct Investments
Balance as of March 31, 2025	$84,122,676
Transfers into Level 3	—
Transfers out of Level 3	(15,473,599)
Total gains or losses for the period included in earnings (or changes in net assets)	(5,455,841)
Purchases	32,270,306
Return of capital distributions	(7,284,130)
Balance as of March 31, 2026	$88,179,412

Change in unrealized gains or losses for the period included in earnings (or changes in net assets) for Level 3 assets held at the end of the reporting period	$(5,439,182)

Changes in inputs or methodologies used for valuing investments, including timing of reported net asset values of Direct Investments reported by their sponsor, and of Investment Funds reported by the Investment Fund Managers, may result in transfers in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments. Such changes during the period resulted in all transfers out of Level 3 during the year ended March 31, 2026, as a reported or adjusted NAV as of March 31, 2026 became available to utilize as a practical expedient.

The following table presents additional quantitative information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of March 31, 2026:

Investments	Asset Class	Fair Value at 3/31/2026	Valuation Technique(s)	Unobservable Input(1)	Range of Input	Weighted Average of Input(2)	Impact to Valuation from an Increase in Input
Direct Investments	Direct Equity	$60,735,202	Market Approach	EBITDA Multiple	8.5x – 18.0x	13.4x	Increase
Direct Investments	Direct Equity	$5,250,315	Market Approach	Revenue Multiple	0.3x – 0.3x	0.3x	Increase

Constitution Capital Access Fund, LLC
Notes to Consolidated Financial Statements (Continued) March 31, 2026
Note 3 – Fair Value Measurements (continued)
Investments	Asset Class	Fair Value at 3/31/2026	Valuation Technique(s)	Unobservable Input(1)	Range of Input	Weighted Average of Input(2)	Impact to Valuation from an Increase in Input
Direct Investments	Direct Equity	$20,000,000	Cost	Recent Transaction Price	N/A	N/A	N/A
Direct Investments	Direct Credit	$2,193,895	Income Approach	Market Yield	4.0% – 14.0%	13.1%	Increase

(1)          The Adviser considers relevant indications of value that are reasonably and timely available, including known information available before the financial statements are issued, in determining the fair value to be assigned to a particular security, such as the type, cost and recent purchases or sales of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

(2)          Weighted average by the relative fair value of the investments in that asset class.

Significant increases or decreases in unobservable inputs used in the valuation of Level 3 investments, such as EBITDA multiples and market yields, may result in significantly higher or lower fair value measurements. Changes in these inputs may be accompanied by changes in other inputs and may result in a material impact to the overall investment valuation.

The Fund’s Direct Investments and Investment Funds, along with their corresponding unfunded commitments and other attributes as of March 31, 2026, are summarized in the table below:

Investment Category	Strategy	Fair Value	Unfunded Commitments(1)	Redemption Frequency(2)	Notice Period (In Days)	Redemption Restriction Terms(3)
Direct Investments	Investments in an operating company alongside other investors	$ 570,223,548	$ 27,351,186	None	N/A	Liquidity in the form of distributions
Primary Investments	Investments in newly launched Investment Funds	192,429,648	78,732,624	None	N/A	Liquidity in the form of distributions
Secondary Investments	Investments in mature Investment Funds	101,614,819	19,807,753	None	N/A	Liquidity in the form of distributions
Total		$ 864,268,015	$ 125,891,563

(1)          Unfunded commitments represent future funding obligations to Direct Investments and Investment Funds, which the Fund expects to satisfy from available cash, proceeds from monthly Shareholder subscriptions, future distributions from Direct Investments and Investment Funds, and borrowings from the Fund’s line of credit.

(2)          The information summarized in the table above represents general terms. Individual Private Assets may have terms that are more or less restrictive than those terms indicated for the asset class as a whole. In addition, most Private Assets have the flexibility, as provided for in their offering documents, to modify and waive such terms.

(3)          Distributions from Private Assets occur at irregular intervals, and the exact timing of distributions from Private Assets cannot be determined. It is estimated that distributions will occur over the life of each Private Asset.

Constitution Capital Access Fund, LLC
Notes to Consolidated Financial Statements (Continued) March 31, 2026

Note 4 – Derivatives and Hedging

ASC Topic 815, Derivatives and Hedging, requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position, performance and cash flows.

The Fund entered into forward foreign currency exchange contracts during the year ended March 31, 2026 to manage foreign currency exchange rate risk, however there were no forward foreign currency exchange contracts open as of March 31, 2026. Accordingly, no forward foreign currency exchange contracts are recorded at unrealized appreciation/(depreciation) on the Consolidated Statement of Assets and Liabilities as of March 31, 2026.

The effects of derivative instruments on the Consolidated Statement of Operations for the year ended March 31, 2026, are as follows:

Derivatives not designated as hedging instruments	Location on Consolidated Statement of Operations	Value
Forward foreign currency exchange contracts	Net Realized Gain/(Loss) on Derivatives Recognized in Income	$ (11,010,031)
Forward foreign currency exchange contracts	Net Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income	$ 4,357,196

The monthly average notional value of forward foreign currency exchange contracts was $56,160,173, and the monthly average contracts held was 3, for the year ended March 31, 2026.

a. Offsetting of Derivatives Assets and Liabilities

Disclosures about offsetting assets and liabilities require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. For financial reporting purposes, the Fund does not offset derivative assets and liabilities that are subject to master netting agreements or similar arrangements in the Consolidated Statement of Assets and Liabilities, and derivative instruments are therefore presented on a gross basis. There were no forward foreign currency exchange contracts open and no offsetting assets or liabilities related to forward foreign currency exchange contracts as of March 31, 2026.

Note 5 – Investment Management Services and Other Agreements

a. Investment Management Fee

The Fund pays the Adviser an investment management fee (the “Investment Management Fee”) in consideration of the advisory and other services provided by the Adviser to the Fund, in accordance with the Investment Management Agreement. The Investment Management Fee is paid to the Adviser out of the Fund’s assets and therefore decreases the net profits or increases the net losses of the Fund and is due and payable in arrears after the end of each month.

The Fund pays the Adviser a monthly Investment Management Fee equal to 0.125% (1.50% on an annualized basis) of the greater of (i) the Fund’s NAV as of the beginning of the month and (ii) the Fund’s NAV as of the beginning of the month less cash and cash equivalents plus the total of all commitments made by the Fund that have not yet been drawn for investment as of the beginning of the month.

During the period from April 1, 2025 through June 30, 2025, the Adviser had entered into an investment management fee waiver agreement with the Fund (the “Management Fee Waiver Agreement”) whereby, the Adviser had agreed to waive all or a portion of the Investment Management Fee so that after such waiver, the maximum Investment Management Fee that the Adviser was entitled to receive from the Fund was equal to 0.25%, on an annualized basis. On July 1, 2025, the Adviser entered into a new Management Fee Waiver Agreement with the Fund whereby the Adviser has agreed to waive all or a portion of the Investment Management Fee so that after such waiver, the maximum Investment Management Fee that the Adviser is entitled to receive from the Fund shall be equal to 1.25%, on an annualized basis, through June 30, 2026.

Constitution Capital Access Fund, LLC
Notes to Consolidated Financial Statements (Continued) March 31, 2026
Note 5 – Investment Management Services and Other Agreements (continued)

The Fund incurred $12,624,988 in Investment Management Fees for the year ended March 31, 2026, which are reflected in the Consolidated Statement of Operations. Under the terms of the Management Fee Waiver Agreement, the Adviser contractually waived $3,420,593 of the Investment Management Fee during the year ended March 31, 2026. Furthermore, the Adviser elected to waive an additional $1,036,581 of the Investment Management Fee on a voluntary basis during the year ended March 31, 2026, for a total amount waived on a contractual and voluntary basis of $4,457,174 during the year ended March 31, 2026.

b. Incentive Fee

At the end of each calendar quarter (and at certain other times), the Adviser will be entitled to receive an amount (the “Incentive Fee”) equal to 10% of the excess, if any, of (i) the net profits of the Fund for the relevant period over (ii) the then balance, if any, of the Loss Recovery Account (as defined below). For the purposes of the Incentive Fee, the term “net profits” shall mean the amount by which the NAV of the Fund on the last day of the relevant period exceeds the NAV of the Fund as of the commencement of the same period, including any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and expenses (including offering and organizational expenses and which, for this purpose, excludes any distribution and/or shareholder servicing fees, litigation, any extraordinary expenses or the Incentive Fee and any amount contributed to or tendered from the Fund by Shareholders).

The Fund maintains a memorandum account (the “Loss Recovery Account”), which had an initial balance of zero and will be (i) increased upon the close of each calendar quarter of the Fund by the amount of the net losses of the Fund for the quarter, and (ii) decreased (but not below zero) upon the close of each calendar quarter by the amount of the net profits of the Fund for the quarter. Shareholders will benefit from the Loss Recovery Account in proportion to their holdings of Shares.

During the period from April 1, 2025 through June 30, 2025, the Adviser had entered into an incentive fee waiver agreement with the Fund (the “Incentive Fee Waiver Agreement”) whereby the Adviser had contractually agreed to waive any and all of the Incentive Fee that would otherwise be payable to it. The Incentive Fee Waiver Agreement was not extended by the Adviser following its expiration on June 30, 2025.

The Fund incurred $8,376,977 in Incentive Fees for the year ended March 31, 2026, which are reflected in the Consolidated Statement of Operations. Under the terms of the Incentive Fee Waiver Agreement, the Adviser contractually waived $2,191,362 of the Incentive Fee during the year ended March 31, 2026.

c. Administrative Services Agreement

The Adviser has entered into an administrative services agreement (the “Administrative Services Agreement”) with the Fund whereby the Adviser is responsible for performing, overseeing, or arranging for the performance of certain administrative services necessary to support the day-to-day operations of the Fund. Costs incurred by the Adviser to perform such administrative services are reasonably allocated by the Adviser to the Fund on the basis of an allocation methodology that is deemed to be reasonable by the Adviser. While the methodology does not change quarter-to-quarter, the specific allocations may change. The Administrative Services Agreement remains in effect unless so terminated by the Adviser or the Fund.

The Fund accrues for amounts due to the Adviser under the terms of the Administrative Services Agreement monthly and pays the Adviser after the end of each quarter. For the year ended March 31, 2026, the Fund reimbursed $568,062 to the Adviser under the terms of the Administrative Services Agreement and such amounts are shown on the Consolidated Statement of Operations.

d. Expense Limitation and Reimbursement Agreement

The Adviser has entered into an Expense Limitation Agreement with the Fund whereby, until at least June 30, 2026, the Adviser has agreed to waive fees that it would otherwise be paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure its total annual expenses (excluding taxes, interest, brokerage commissions, certain transaction related expenses arising out of investments made by the Fund, the Incentive Fee, and any acquired fund fees and expenses as determined in accordance with SEC Form N-2, expenses incurred in connection with any merger or reorganization, and extraordinary expenses, such as litigation expenses) do not exceed 2.95%, 2.25% and 2.50% of the average monthly net

Constitution Capital Access Fund, LLC
Notes to Consolidated Financial Statements (Continued) March 31, 2026
Note 5 – Investment Management Services and Other Agreements (continued)

assets of Class A Shares, Class I Shares and Class D Shares, respectively (the “Expense Limit”). Because taxes, leverage interest, brokerage commissions, certain transaction related expenses arising out of investments made by the Fund, the Incentive Fee, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses are excluded from the Expense Limit, total annual expenses of the Fund (after fee waivers and expense reimbursements) are expected to exceed 2.95%, 2.25% and 2.50% for the Class A Shares, Class I Shares and Class D Shares, respectively. The Expense Limitation Agreement automatically renews for consecutive one-year terms unless terminated by the Fund or Adviser. For the year ended March 31, 2026, the total amount of expenses that were reimbursed by the Adviser under the terms of the Expense Limitation Agreement was $0.

For a period not to exceed three years from the date on which a Waiver is made, the Adviser may recoup amounts waived or assumed, provided it is able to effect such recoupment and remain in compliance with the Expense Limit. Any recoupment would be limited to the lesser of (1) the expense limitation in effect at the time of waiver, or (2) the expense limitation in effect at the time of recoupment. For the year ended March 31, 2026, the total amount of waived fees that are subject to recoupment are $0.

e. Distribution Agreement

Foreside Financial Services, LLC serves as the Fund’s distributor (the “Distributor”) pursuant to a distribution agreement. The Distributor distributes the Shares of the Fund on a best-effort basis.

The Fund has adopted a Distribution and Services (the “Distribution Plan”) with respect to Class A Shares and Class D Shares Plan in compliance with Rule 12b-1 of the Investment Company Act, which allows the Fund to pay distribution fees for the sale and distribution of its Class A Shares and Class D Shares.

Under the Distribution Plan, the Fund may pay as compensation up to 0.70% on an annualized basis of the Fund’s net asset value attributable to Class A Shares and up to 0.25% on an annualized basis of the Fund’s net asset value attributable to Class D Shares (each, a “Distribution Fee”) to the Fund’s Distributor or other qualified recipients under the Distribution Plan. The Distribution Fee is paid out of the Fund’s assets and decreases the net profits or increases the net losses of the Class A Shares and Class D Shares, respectively. For purposes of determining the Distribution Fee, net asset value is calculated prior to any reduction for any fees and expenses, including, without limitation, the Distribution Fee payable. Class I Shares are not subject to a distribution fee.

For the year ended March 31, 2026, $93 in Distribution Fees for Class A Shares were charged by the Fund and are included in the Consolidated Statement of Operations.

f. Board Fees

In consideration of the services rendered by each independent member of the Board (each, an “Independent Manager”), the Fund has agreed to compensate each Independent Manager with an annual retainer fee of $50,000. In addition, the Fund reimburses the expenses of the Independent Managers in connection with their services. Board fees and expenses incurred for the year ended March 31, 2026 totaled $317,802 and are included in the Consolidated Statement of Operations. Independent Managers do not receive any pension or retirement benefits from the Fund.

g. Administration and Custody Agreements

The Fund’s fund accountant and administrator is UMB Fund Services, Inc. (the “Administrator”). Under the terms of the Administration and Fund Accounting Agreement, the Administrator is responsible for calculating the NAV of the Fund and providing additional administrative services to the Fund.

The Custodian is an affiliate of the Administrator and is responsible for holding the Fund’s assets and providing for their safekeeping under the terms of a Custody Agreement.

The fees incurred by the Fund for administrative and custodian services for the year ended March 31, 2026 totaled $1,031,678, and are reported on the Consolidated Statement of Operations.

Constitution Capital Access Fund, LLC
Notes to Consolidated Financial Statements (Continued) March 31, 2026
Note 5 – Investment Management Services and Other Agreements (continued)

h. Transfer Agent Agreement

The Fund’s transfer agent (“Transfer Agent”) through December 12, 2025 was UMB Fund Services, Inc. Effective as of that date, the Fund transitioned transfer agency services to Ultimus Fund Solutions, LLC. Under the terms of the Transfer Agent and Shareholder Services Agreement, the Transfer Agent is responsible for maintaining a list of Shareholders and generally performing all actions related to the issuance and repurchase of Shares, if any, including delivery of trade confirmations and capital statements, providing transfer agency services and services related to the payment of distributions, and providing additional services to Shareholders of the Fund.

The fees incurred by the Fund for services provided by the Transfer Agent for the year ended March 31, 2026 totaled $202,746, and are reported on the Consolidated Statement of Operations.

i. Compliance Services Agreements

Vigilant Compliance, LLC provides compliance services and a chief compliance officer (“CCO”) to the Fund. The Fund’s allocated fees incurred for CCO services for the year ended March 31, 2026 totaled $65,203, and are reported on the Consolidated Statement of Operations.

Note 6 – Distributions/Allocation of Shareholders Capital

Because the Fund intends to qualify annually as a Regulated Investment Company under the Code, the Fund intends to distribute at least 90% of its annual net taxable income and capital gains to its Shareholders. Nevertheless, there can be no assurance that the Fund will pay distributions to Shareholders at any particular rate. From time to time, the Fund may also pay special interim distributions in the form of cash or Shares at the discretion of the Board. Unless Shareholders elect to receive distributions in the form of cash, the Fund intends to make its ordinary distributions in the form of additional Shares under the dividend reinvestment plan (“DRIP”). Any distributions reinvested under the DRIP will nevertheless remain subject to U.S. federal (and applicable state and local) taxation to Shareholders. Income, expenses, realized and unrealized capital gains and losses of the Fund are allocated on a pro rata basis to each class of shares relative net assets, except for distribution fees which are unique to each class of shares. Refer to Note 15 for further information on distributions made by the Fund.

Note 7 – Share Transactions

Shares will generally be offered for purchase as of the first day of each calendar month, except that Shares may be offered more or less frequently as determined by the Board in its sole discretion.

The Board, from time to time and in its sole discretion, may determine to cause the Fund to offer to repurchase Shares from Shareholders, including the Adviser and its affiliates, pursuant to written tenders by Shareholders. The Adviser anticipates recommending to the Board that, under normal market circumstances, the Fund conduct repurchase offers of no more than 5% of the Fund’s net assets each quarter, for repurchase valuation dates on or about each February 28, May 31, August 31, and November 30. The Board has discretion to suspend repurchase offers if it deems them not to be in the best interest of Shareholders. The Fund will make repurchase offers, if any, to all holders of Shares. The Fund is entitled to charge an early repurchase fee of 2% with respect to any repurchase of Shares from a Shareholder if the interval between the date of purchase of the Shares and the valuation date with respect to the repurchase of those shares is less than one year.

Class A Shares will be subject to a sales charge of up to 3.50% while Class D Shares and Class I Shares will not be subject to any initial sales charge. The Class A sales charge is assessed outside of the Fund by the Distributor and paid directly by Shareholders. For some investors, the sales charge may be waived or reduced.

Constitution Capital Access Fund, LLC
Notes to Consolidated Financial Statements (Continued) March 31, 2026
Note 7 – Share Transactions (continued)

Transactions in Shares were as follows:

	For the Year Ended March 31, 2026		For the Year Ended March 31, 2025
	Shares	Amounts	Shares	Amounts
Class A Shares
Proceeds from shares issued	13,106	$160,000	—	$—
Reinvestment of distributions	— *	1	— *	1
Net increase (decrease)	13,106	$160,001	— *	$1
Class D Shares
Proceeds from shares issued	59,155	$693,000	43,887	$485,000
Reinvestment of distributions	1,601	19,129	672	7,609
Exchange of shares	(41,869)	(516,833)	(41,748)	(488,092)
Net increase (decrease)	18,887	$195,296	2,811	$4,517
Class I Shares
Proceeds from shares issued	8,896,846	$106,540,422	7,341,288	$83,395,498
Reinvestment of distributions	2,989,124	35,800,732	3,233,931	36,716,436
Exchange of shares	41,775	516,833	41,671	488,092
Repurchase of shares	(8,589,983)	(103,728,724)	(6,201,281)	(71,073,583)
Net increase (decrease)	3,337,762	$39,129,263	4,415,609	$49,526,443

*  Amount represents less than 0.05 shares and rounds to zero.

Note 8 – Affiliated Investments

Under Section 2(a)(3) of the Investment Company Act, a portfolio company is defined as “affiliated” with the Fund if the Fund owns five percent or more of its outstanding voting securities. As of March 31, 2026, the Fund did not hold any affiliated investments.

Note 9 – Related Party Transactions

The Adviser is an affiliate of the Fund. As of March 31, 2026, amounts owed to related parties of the Fund totaled of $65,345 and represented various fund expenses that were paid by the Adviser on behalf of the Fund, such as filing fees and investment related expenses. Amounts due to the Adviser are included on the Consolidated Statement of Assets and Liabilities.

Note 10 – Investment Transactions

Total purchases of Private Assets for the year ended March 31, 2026 amounted to $177,163,803. Total distribution proceeds from sale, full liquidation, or other disposition of investments, excluding Short-Term Investments, for the year ended March 31, 2026 amounted to $20,392,699.

Note 11 – Indemnification

In the normal course of business, the Fund may enter into contracts that provide general indemnification. The Fund’s maximum exposure under these agreements is dependent on future claims that may be made against the Fund under such agreements, and therefore cannot be established; however, based on the Adviser’s experience, the risk of loss from such claims is considered remote.

Constitution Capital Access Fund, LLC
Notes to Consolidated Financial Statements (Continued) March 31, 2026

Note 12 – Risk Factors

a. Investment Risk

An investment in the Fund involves significant risks that should be carefully considered prior to investing and should only be considered by persons financially able to maintain their investment and who can afford a loss of a substantial part or all of such investment. The Fund invests substantially all of its available capital in Direct Investments and Investment Funds, which are expected to be valued at fair value. Typically, Direct Investments and Investment Funds are illiquid securities that are not traded in public markets and are subject to substantial holding periods, so that the Fund may not be able to resell some of its holdings for extended periods, which may be several years. The Fund may have a concentration of Direct Investments and Investment Funds in a particular industry or sector. Investment performance of the sector may have a significant impact on the performance of the Fund. The Fund’s investments are also subject to the risk associated with investing in private securities. Investments in private securities are illiquid and can be subject to various restrictions on resale, there is no assurance that the Fund will be able to realize the value of such investments in a timely manner, and any such sales would likely require the consent of the applicable Investment Fund Manager or Sponsor and could occur at a discount to a reported net asset value. Except where a market exists for the securities in which the Fund is directly or indirectly invested, the valuations of the Fund’s investments are estimated. Certain factors that may be considered by the Adviser in determining fair value of the Direct Investments and Investment Funds include financial comparisons to a selection of comparable companies that are publicly traded, discounted cash flows, market conditions within the sectors that they do business, and other relevant factors. Such valuations are inherently uncertain and often reflect the most recent information received by the Adviser about the Direct Investments and Fund Investments, which may be on a lagged or estimated basis. As a consequence, those valuations may differ from the valuations that would have been used had a ready market for the securities existed, and the differences could be material. The Fund’s fair value determinations could therefore cause the Fund’s net asset value as of a valuation date to differ materially from what it would have been had such information been fully incorporated and may result in investors who purchased shares receiving more or less shares and investors who tender their shares receiving more or less cash proceeds than they otherwise would have received.

b. Liquidity Risk

Investments in Shares provide limited liquidity. It is currently intended that Shareholders will be able to redeem Shares only through quarterly offers by the Fund to purchase a limited number of Shares. Those offers are at the discretion of the Board on the recommendation of the Adviser. Therefore, an investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of Shares and should be viewed as a long-term investment. No guarantee or representation is made that the Fund’s investment objective will be met.

c. Economic Risk

The Fund, either directly or indirectly, may invest in companies that are organized or headquartered or have substantial sales or operations outside of the United States, its territories, and possessions. Such investments may be subject to certain additional risk due to, among other things, potentially unsettled points of applicable governing law, the risks associated with fluctuating currency exchange rates, capital repatriation regulations (as such regulations may be given effect during the term of the Fund or client portfolio), the application of complex U.S. and non-U.S. tax rules to cross-border investments, possible imposition of non-U.S. taxes on investors with respect to the income, and possible non-U.S. tax return filing requirements. The foregoing factors may increase transaction costs and adversely affect the value of the Fund’s Private Assets.

Furthermore, there have been ongoing negotiations which may result in significant changes to trade policies and treaties between the United States and other countries, and may involve tariffs being enforced by the United States on goods imported from other countries. In addition, ongoing geopolitical conflicts and related sanctions, including conflicts in the Middle East and other regions, may contribute to increased volatility in global financial markets, disruptions to supply chains, fluctuations in commodity prices, and broader economic uncertainty. The outcome of these developments, while currently uncertain, may have a negative impact on global economic conditions and may impact trade between other countries and the United States. These factors could restrict access to customers or suppliers which may result in a negative impact to the business, financial condition, and results of operations of an underlying fund or portfolio company, which in turn, would negatively impact the Fund.

Constitution Capital Access Fund, LLC
Notes to Consolidated Financial Statements (Continued) March 31, 2026
Note 12 – Risk Factors (continued)

Additional risks of non-U.S. investments include but are not limited to: (a) economic dislocations in the host country; (b) less publicly available information; (c) less well-developed regulatory institutions; and (d) greater difficulty of enforcing legal rights in a non-U.S. jurisdiction. Moreover, non-U.S. investments and companies may not be subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those that apply to U.S. investments and companies. In addition, laws and regulations of foreign countries may impose restrictions that would not exist in the United States and may require financing and structuring alternatives that differ significantly from those customarily used in the United States. No assurance can be given that a change in political or economic climate, or particular legal or regulatory risks, including changes in regulations regarding foreign ownership of assets or repatriation of funds or changes in taxation might not adversely affect an investment by the Fund.

d. Financial Institution Risk

The impairment or failure of one or more banks with whom the Fund transacts may inhibit the Fund’s or an underlying fund or portfolio company’s ability to access depository accounts. In such cases, the Fund may be forced to delay or forgo investments, resulting in lower Fund performance. In the event of such a failure of a banking institution where the Fund or an underlying fund or portfolio company holds depository accounts, access to such accounts could be restricted and U.S. Federal Deposit Insurance Corporation (“FDIC”) protection may not be available for balances in excess of amounts insured by the FDIC. In such instances, the Fund or an underlying fund or portfolio company may not recover such excess, uninsured amounts.

The failure of certain financial institutions, namely banks, may increase the possibility of a sustained deterioration of financial market liquidity, or illiquidity at clearing, cash management and/or custodial financial institutions. The failure of a bank (or banks) with which the Fund and/or the Fund’s underlying investments have a commercial relationship could adversely affect, among other things, the Fund and/or the Fund’s underlying investments’ ability to pursue key strategic initiatives, including by affecting the Fund’s or an underlying fund’s or portfolio company’s ability to borrow from financial institutions on favorable terms.

Additionally, if the sponsor of an underlying fund, or a portfolio company, has a commercial relationship with a bank that has failed or is otherwise distressed, the underlying fund and/or its portfolio companies may experience issues receiving financial support from a sponsor to support its operations or consummate transactions, to the detriment of their business, financial condition and/or results of operations.

e. Derivatives and Hedging Risk

The Fund may seek to hedge against interest rate and currency exchange rate fluctuations and credit risk by using structured financial instruments such as futures, options, swaps and forward contracts, subject to the requirements of the Investment Company Act. Use of structured financial instruments for hedging purposes may present significant risks, including the risk of loss of the amounts invested. Defaults by the other party to a hedging transaction can result in losses in the hedging transaction. Hedging activities also involve the risk of an imperfect correlation between the hedging instrument and the asset being hedged, which could result in losses both on the hedging transaction and on the instrument being hedged. Use of hedging activities may not prevent significant losses and could increase losses. Further, hedging transactions may reduce cash available to pay distributions to Shareholders.

f. Currency Risk

The Fund’s portfolio will include direct and indirect investments in a number of different currencies. Any returns on, and the value of such investments may, therefore, be materially affected by exchange rate fluctuations, local exchange control, limited liquidity of the relevant foreign exchange markets, the convertibility of the currencies in question and/or other factors. A decline in the value of the currencies in which the Private Assets are denominated against the U.S. Dollar may result in a decrease in the Fund’s net asset value. The Adviser may or may not elect to hedge the value of investments made by the Fund against currency fluctuations, and even if the Adviser deems hedging appropriate, it may not be possible or practicable to hedge currency risk exposure. Accordingly, the performance of the Fund could be adversely affected by such currency fluctuations.

Constitution Capital Access Fund, LLC
Notes to Consolidated Financial Statements (Continued) March 31, 2026
Note 12 – Risk Factors (continued)

g. Unfunded Commitments Risk

The Fund is subject to unfunded commitments risk in connection with its future funding obligations to Direct Investments and Investment Funds. These include, among others, risks related to the valuation and liquidity of Direct Investments and Investment Funds. While Direct Investments and Investment Funds may in certain instances be fair valued at NAV as a practical expedient, it is probable that such investments sell at a value different from its reported NAV. Additionally, the timing and magnitude of capital calls may occur during periods that are disadvantageous to the Fund, potentially impacting its liquidity management and investment strategy. The Fund expects to satisfy capital commitments from available cash, proceeds from monthly Shareholder subscriptions, future distributions from Direct Investments and Investment Funds, and borrowings from the Fund’s line of credit, which may result in additional costs.

Note 13 – Control Ownership

The beneficial ownership, either directly or indirectly, of more than twenty-five percent (25%) of the voting securities creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act. As of March 31, 2026, L8 Investment Holdings, LP holds 70.56% of the outstanding Shares of the Fund. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by Shareholders of the Fund. A significant redemption by this shareholder could affect the Fund’s liquidity and the future viability of the Fund.

Note 14 – Line of Credit

On October 1, 2022, the Fund secured a committed multicurrency revolving line of credit (the “Facility”) with Barclays Bank PLC. The Fund anticipates that this Facility will be used primarily for working capital requirements and for financing investments and funding associated costs and expenses. Borrowings in US dollars under this Facility will be charged a rate of interest per annum that is the aggregate of the applicable margin of 2.85% and 3-month Term secured overnight financing rate (“SOFR”), or Daily Simple RFR for loans denominated in Great British Pounds or in Swiss Francs, or EURIBOR for loans denominated in Euros.

Effective December 29, 2025, the outstanding maximum principal amount available was increased to $200,000,000 and the applicable margin on borrowings in US dollars was increased to 2.95%.

The Facility is secured by substantially all of the assets of the Fund and its Subsidiaries. The Fund is subject to certain financial and operational covenants under the Facility, including requirements related to asset coverage. Failure to comply with these covenants could result in an event of default and the acceleration of amounts outstanding under the Facility.

A summary of the key terms of the Facility as of March 31, 2026 are as follows:

Maximum Principal Amount Available	$200,000,000
Maturity Date	October 1, 2027
Commitment fee on undrawn principal amount	0.75% per annum
Annual upfront fee	0.20% per annum

In addition, the Fund pays a minimum usage fee of 2.10% which is applied to the minimum usage amount less any utilization.

For the year ended March 31, 2026, loan issuance costs and upfront fees of $201,018 are disclosed as an asset amortized over the life of the facility on the Consolidated Statement of Assets and Liabilities and expensed monthly on the Consolidated Statement of Operations as Line of Credit Fees and Expenses.

The average interest rate, average daily loan balance, maximum outstanding and amount recorded as interest expense for the 365 days the Fund had outstanding borrowings were 6.96%, $44,420,930, $78,590,759, and $3,139,652, respectively. As of March 31, 2026 the Fund had $57,590,759 of outstanding borrowings. The Fund was in compliance with all applicable covenants under the Facility during the year ended March 31, 2026.

Constitution Capital Access Fund, LLC
Notes to Consolidated Financial Statements (Continued) March 31, 2026
Note 15 – Tax Information

The Fund’s tax year end is September 30. As of September 30, 2025, the Fund had a permanent book to tax difference of $692,847 resulting primarily from book to tax cost differences related to underlying partnership investments. This permanent book to tax difference has been reclassified between paid-in capital and distributable earnings, and has no effect on the net assets or net asset value per share of the Fund. The Fund also has temporary differences primarily due to differences between book and tax treatment of partnership investments.

For the tax year ended September 30, 2025, the Fund’s tax components of distributable earnings/(deficit) on a tax basis are as follows:

Undistributed ordinary income	$—
Undistributed long-term gains	645,258
Accumulated earnings	645,258

Accumulated capital and other losses	(14,430,045)
Other book/tax differences	(10,925,268)
Unrealized appreciation/(depreciation)	271,518,662
Total accumulated earnings/(deficit)	$246,808,607

The difference between book basis and tax basis accumulated ordinary income/(loss) and other book/tax differences are primarily attributable to timing differences in recognizing certain gains and losses in investment transactions.

The tax character of distributions paid during the Fund’s tax years ending September 30, 2026 and September 30, 2025 were as follows:

	Tax Year Ending September 30, 2026	Tax Year Ending September 30, 2025
Ordinary income	$—	$—
Net long term capital gains	41,065,345	39,366,165
Total distributions paid	$41,065,345	$39,366,165

As of March 31, 2026, the federal tax cost of investments and unrealized appreciation (depreciation) are as follows:

Tax cost of investments	$593,180,437

Gross unrealized appreciation	$384,858,240
Gross unrealized depreciation	(106,576,485)
Net unrealized appreciation on investments	$278,281,755

The Blocker is a domestic limited liability company that has elected to be treated as a C-corporation for federal and state income tax purposes and is required to account for its estimate of income taxes. The estimated provision for income taxes attributable to the Blocker for the year ended March 31, 2026 consists of the following:

Current:
Federal	$(9,224)
State	(2,805)
Total	(12,029)

Deferred:
Federal	$(54,706)
State	(16,628)
Total	$(71,334)

Income tax expense (benefit)	$(83,363)

Constitution Capital Access Fund, LLC
Notes to Consolidated Financial Statements (Continued) March 31, 2026
Note 15 – Tax Information (continued)

As of March 31, 2026, the deferred tax liability is attributable to the temporary differences between the treatment of net unrealized gains and losses on Private Assets on a book and tax basis.

The tax rate reconciliation table below reflects the adoption of ASU 2023-09.

Total income tax expense/(benefit) (current and deferred) differs from the amount computed by applying the federal statutory income tax rate of 21% to net investment income and realized and unrealized gain/(loss) on investments before taxes as follows:

Income tax/(benefit) at statutory rate	$(68,011)	21.0%
State income tax/(benefit)	(15,352)	4.7%
Book to tax period adjustments	—	—
Income tax expense/(benefit)	$(83,363)	25.7%

The Blocker files U.S. federal and applicable state income tax returns. During the year ended March 31, 2026, the fund paid $0 in federal taxes and $21,669 in state taxes.

Note 16 — Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through May 28, the date the financial statements were issued.

Subscriptions into the Fund for April 1, 2026 and May 1, 2026 equaled $50,000, $0 and $8,253,628 for Class A Shares, Class D Shares, and Class I Shares, and $0, $0, and $5,358,000 for Class A Shares, Class D Shares, and Class I Shares, respectively.

The Fund commenced a tender offer as follows:

Commencement Date	April 2, 2026
Expiration Date	April 29, 2026
Valuation Date	May 29, 2026
Requested estimated value of tenders based on March 31, 2026 NAV per share	$29,226,240

There have been no other subsequent events that occurred during such period that would require disclosure or would be required to be recognized in the financial statements.

Constitution Capital Access Fund, LLC
Fund Management March 31, 2026 (Unaudited)
INDEPENDENT MANAGERS
NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	TERM OF OFFICE* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS** HELD BY MANAGER	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY MANAGER***
Richard Kracum DOB: December 13, 1954	Independent Manager; Nominating Committee Chairperson	Since Inception	Retired (2020 – Present); Co-Founder, Wind Point Partners (Private equity firm) (1985 – 2020). Current Directorships: Nelson Global Products; B & W Communications, LLC; ANDE Corporation; Carleton College	2
J. Michael Fields DOB: July 14, 1973	Independent Manager	Since Inception	Chief Operating Officer, The Strategic Group Current Directorships: Redwood Real Estate Income Fund; Callodine Specialty Income Fund; Pursuit Asset Based Income Fund; Megacorn Fund; CIBC Private Lending Strategies; Sound Point Alternative Income Fund; RoboStrategy Inc.	2
Kevin T. McMenimen DOB: August 7, 1962	Independent Manager	Since Inception	Chief Financial Officer, American Seafoods (November 2017 – Present)	2
Kristen M. Leopold DOB: August 25, 1967	Independent Manager; Audit Committee Chairperson	Since Inception	Chief Financial Officer; WFL Real Estate Services, LLC (Through April 2022) Current Directorships: Macquarie Asset Management/Central Park Group Funds (10 portfolios) Blackstone Alternative Investment Fund (1 portfolio); Blackstone Private Real Estate Credit and Income Fund (1 portfolio); SEG Partners Long/Short Equity Fund (1 portfolio)	2

_______________________

*      Each Manager serves an indefinite term, until his or her successor is elected.

**    Includes any company with a class of securities registered pursuant to Section 12 of the Exchange Act of 1934, as amended (the “Exchange Act”) or subject to the requirements of Section 15(d) of the Exchange Act or any company registered under the Investment Company Act.

***   The Fund Complex is currently comprised of the Fund and Constitution Capital Evergreen Partnership Fund, LLC.

Constitution Capital Access Fund, LLC
Fund Management (Continued) March 31, 2026 (Unaudited)
INDEPENDENT MANAGERS AND OFFICERS
NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	TERM OF OFFICE* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS** HELD BY MANAGER	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY MANAGER OR OFFICER***
Daniel M. Cahill DOB: 07/29/1963	Chairman, Interested Manager[1] and President	Interested Manager Since Inception, Chairman and President Since June 2024.	Chief Executive Officer/Co-Founder, Constitution Capital Partners, LLC (2024 – present); Managing Partner/Co-Founder, Constitution Capital Partners, LLC (2008 – 2024)	2
Robert M. Hatch DOB: 07/21/1975	Interested Manager[1]	Since June 2024	Managing Partner/Co-Founder, Constitution Capital Partners, LLC (2024 – present); Partner/Co-Founder, Constitution Capital Partners, LLC (2008 – 2024)	2
Vicente Ramos DOB: 08/13/1972	Interested Manager[1]	Since June 2024	Managing Partner/Co-Founder, Constitution Capital Partners, LLC (2024 – present); Partner/Co-Founder, Constitution Capital Partners, LLC (2008 – 2024)	2
Jeff Minerva DOB: 12/30/1981	Treasurer	Since September 2025	Senior Fund Controller, Constitution Capital Partners (since October 2023); Vice President, Private Equity Fund Finance, iCapital Network, Inc. (October 2020 – October 2023); Vice President, iDirect Private Markets Fund (June 2021 – October 2023); Vice President, Wells Fargo Investment Institute, Inc. (August 2011 – October 2020)	2
Chris Faucher DOB: 02/20/1990	Secretary	Since June 2024	Managing Director, Constitution Capital Partners, LLC (since 2025); Principal, Constitution Capital Partners, LLC (since 2023); Vice President, Constitution Capital Partners, LLC (2019 – 2023)	2
Fred Teufel DOB: 09/05/1959	Chief Compliance Officer	Since Inception	Director, Vigilant Compliance Services	2

_______________________

*      Each Manager serves an indefinite term, until his or her successor is elected.

**    Includes any company with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of the Exchange Act or any company registered under the Investment Company Act.

***   The Fund Complex is currently comprised of the Fund and Constitution Capital Evergreen Partnership Fund, LLC.

(1)       Messrs. Cahill, Hatch and Ramos are deemed an “interested person” of the Fund due to each of their positions as a Managing Partner of the Adviser.

Constitution Capital Access Fund, LLC
Other Information March 31, 2026 (Unaudited)

Proxy Voting

The Fund is required to file Form N-PX, with its complete proxy voting record for the twelve months ended June 30, no later than August 31. The Fund’s Form N-PX filing is available: (i) without charge, upon request, by calling 1-855-551-2276 or (ii) by visiting the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

Constitution Capital Access Fund, LLC
Privacy Policy March 31, 2026 (Unaudited)
FACTS	WHAT DOES THE FUND DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number

•  Account balances

•  Account transactions

•  Transaction history

•  Wire transfer instructions

•  Checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
Questions?	Call 1-877-779-1999

Constitution Capital Access Fund, LLC
Privacy Policy (Continued) March 31, 2026 (Unaudited)
What we do
How does the Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does the Fund collect my personal information?

We collect your personal information, for example, when you

•  Open an account

•  Provide account information

•  Give us your contact information

•  Make a wire transfer

•  Tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  Sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  Affiliates from using your information to market to you

•  Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

Our affiliates include companies such as Constitution Capital PM, LP, Constitution Capital Partners, LLC, Constitution Capital Equity Partners, LLC and Constitution Capital Credit Partners, LLC.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. The Fund doesn’t share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. The Fund doesn’t jointly market.

Investment Adviser
Constitution Capital PM, LP
300 Brickstone Square, 7th Floor
Andover, MA 01810

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri 64106

Administrator and Accountant
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, WI 53212-3949

Transfer Agent
Ultimus Fund Solutions, LLC
225 Pictoria Drive #450
Cincinnati, OH 45246

Distributor
Foreside Financial Services, LLC
3 Canal Plaza, Suite 100
Portland, Maine 04101

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
101 Seaport Boulevard, Suite 500
Boston, MA 02210

(b)    Not applicable.

ITEM 2.    CODE OF ETHICS.

(a)     The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)    The registrant’s code of ethics are written standards that are reasonably designed to deter wrongdoing and to promote: (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant; (3) Compliance with applicable governmental laws, rules, and regulations; (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and (5) Accountability for adherence to the code.

(c)     There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)    The registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)     Not applicable

(f)     The registrant’s code of ethics is attached as Exhibit (a)(1) to this Form N-CSR.

ITEM 3.    AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant’s board of managers has determined that Ms. Kristen Leopold, Mr. Kevin McMenimen, and Mr. J. Michael Fields are qualified to serve as the audit committee financial experts serving on its audit committee and that they are “independent,” as defined by Item 3 of Form N-CSR.

ITEM 4.    PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)     The aggregate fees billed for the fiscal year ended March 31, 2026 and the fiscal year ended March 31, 2025 for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for that fiscal year or fiscal period, as applicable, are $278,941 and $237,195, respectively.

Audit-Related Fees

(b)    The aggregate fees billed for the fiscal year ended March 31, 2026 and the fiscal year ended March 31, 2025 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 and $0, respectively.

Tax Fees

(c)     The aggregate fees billed for the fiscal year ended March 31, 2026 and the fiscal year ended March 31, 2025 for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $168,800 and $127,500, respectively.

All Other Fees

(d)    The aggregate fees billed for the fiscal year ended March 31, 2026 and the fiscal year ended March 31, 2025 for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 and $0, respectively.

(e)(1) The Registrant’s Audit Committee must pre-approve the audit and non-audit services of the Auditors prior to the Auditor’s engagement.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)    0%

(c)    100%

(d)    0%

(f)     The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)    The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal year ended March 31, 2026 and the fiscal year ended March 31, 2025 of the registrant was $31,500 and $0, respectively.

(h)    The registrant’s audit committee of the board of managers has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)     Not applicable.

(j)     Not applicable.

ITEM 5.    AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.    INVESTMENTS.

(a)     Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)    Not applicable.

ITEM 7.    FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.    CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.    PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 10.  REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 11.  STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.

Not applicable.

ITEM 12.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Constitution Capital Access Fund, LLC
Proxy Voting Procedures

Purpose:

Shareholders of the Fund expect the Fund to vote proxies received from issuers whose voting securities are held by the Fund. The Fund exercises its voting responsibilities as a fiduciary, with the goal of maximizing the value of the Fund’s and its shareholders’ investments.

Pursuant to the investment advisory agreement between the Fund and the investment adviser providing advisory services to the Fund, the Fund has delegated the authority to vote proxies received by the Fund regarding securities contained in its portfolio to the Adviser.

Policies and Procedures:

The Fund invests primarily in general or limited partnerships, funds, corporations, trusts or other investment vehicles (collectively, “Investment Funds”). While it is unlikely that the Fund will receive notices or proxies from Investment Funds (or in connection with any other portfolio securities), to the extent that the Fund does receive such notices or proxies and the Fund has voting interests in such Investment Funds, the responsibility for decisions regarding proxy voting for securities held by the Fund lies with the Adviser.

The Adviser will vote such proxies in accordance with the Adviser’s proxy policies and procedures. Constitution Capital PM, LP (“Constitution Capital” or the “Adviser”) acts as the adviser to the Constitution Capital Access Fund, LLC (the “Fund”). Rule 206(4)-6 under the Advisers Act requires a registered investment adviser with voting authority over client proxies to adopt proxy voting policies and procedures, including procedures to address material conflicts of interest, and to disclose such procedures and its specific voting history to clients. Accordingly, the Fund incorporates herein and makes a part hereof the Adviser’s proxy voting policies and procedures. These Policies are to be implemented by the Adviser for the Fund. To the extent that these Policies do not cover potential voting issues with respect to proxies received by the Fund, the Adviser shall act on behalf of the Fund to promote the Fund’s investment objectives, subject to the provisions of these Policies.

The Adviser shall periodically inform its employees (i) that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of the Fund, both as a result of the employee’s personal relationships and due to circumstances that may arise during the conduct of the Adviser’s business, and (ii) that employees should bring conflicts of interest of which they become aware to the attention of the management of the Adviser.

The Adviser shall be responsible for coordinating the delivery of proxies by the Fund’s custodian to the Adviser or to an agent of the Adviser selected by the Adviser to vote proxies with respect to which the Adviser has such discretion (a “Proxy Voting Service”).

Form N-PX

Rule 30b1-4 under the 1940 Act requires the Fund to file its complete proxy voting record on an annual basis on Form N-PX for the period July 1 of each year to June 30 of the following year. Reports on Form N-PX must be filed no later than August 31 of each year.

Administrator/CCO Responsibility: Form N-PX shall initially be prepared by the Fund’s administrator. The Fund’s administrator shall file the Form N-PX in a timely manner and the Fund’s counsel shall review each such report. The CCO shall review all filings to determine that they were filed in a timely manner.

Adopted: August 2022

Revised: August 15, 2025

ITEM 13.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1) Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members.

The following is biographical information about the members of Constitution Capital PM, LP (the “Investment Adviser”) who are primarily responsible for the day-to-day portfolio management of Constitution Capital Access Fund, LLC as of March 31, 2026:

Daniel M. Cahill | Chief Executive Officer

Prior to co-founding Constitution Capital, in 2008 Mr. Cahill was Head of Standard Life Investments Private Equity USA. Previously, he was a founding member of Wilton Asset Management, a private equity fund of funds business at State Street Global Advisors. Mr. Cahill started his private equity career at GE Capital’s Corporate Finance Group where he became Vice President and was responsible for originating, structuring and negotiating leveraged buyouts, recapitalizations and growth equity transactions. Mr. Cahill earned his BS in Business Administration from Oswego University, received his MBA from Binghamton University and is a graduate of GE’s Financial Management Program.

Robert M. Hatch | Managing Partner

Mr. Hatch was one of the founding partners of Constitution Capital in 2008. Prior to joining Constitution Capital, Mr. Hatch was an Investment Director at Standard Life Investments Private Equity USA. Previously, Mr. Hatch worked at Argo Global Capital, a private equity firm with $475 million under management. Mr. Hatch began his career in the investment banking group of State Street Corporation. Mr. Hatch earned his MBA from The Tuck School of Business at Dartmouth and his undergraduate degree from Harvard University in Applied Mathematics and Statistics, cum laude. Mr. Hatch is a CFA charterholder.

Vicente Miguel T. Ramos | Managing Partner

Mr. Ramos was one of the founding partners of Constitution Capital in 2008. Prior to joining Constitution Capital, he was an Investment Director at Standard Life Investments Private Equity USA. Previously, Mr. Ramos worked at Lehman Brothers. Mr. Ramos began his career in the investment banking group at State Street Corporation where he focused on private placements and M&A transactions. Mr. Ramos earned his MBA from The Tuck School of Business at Dartmouth and his undergraduate degree from Dartmouth College where he completed a double major in Economics and Engineering Sciences. Mr. Ramos is a CFA charterholder.

Alexander R. Tatum | Partner

Mr. Tatum was one of the founding members of Constitution Capital in 2008. Prior to joining Constitution Capital, Mr. Tatum was an Investment Manager at Standard Life Investments Private Equity USA. Previously, he was a financial analyst with Goldman Sachs. Mr. Tatum began his career with SunTrust Robinson Humphrey as a financial analyst in their investment banking division. Mr. Tatum earned his MBA from The Tuck School of Business at Dartmouth and his undergraduate degree from Bowdoin College where he completed a major in Economics.

Daniel H. Clare | Partner and Head of Credit

Mr. Clare heads the Constitution Capital Credit Partners team. From 2010 to 2016, he was a Managing Director at Ascribe Capital, formerly known as American Securities Opportunities Fund. Previously, he was a Senior Managing Director at Diamond Castle Partners, which he joined alongside other investment professionals from DLJ Merchant Banking Partners. He held prior roles as a management consultant at Bain & Company and in the investment banking division at Goldman Sachs. Mr. Clare earned his MBA from Harvard Business School and his undergraduate degree from Haverford College.

Christopher S. Faucher | Managing Director

Mr. Faucher is responsible for screening, evaluating, negotiating and monitoring private equity and credit investments. Prior to joining Constitution Capital in November 2015, Mr. Faucher was a Management Consultant at RSM US (formerly McGladrey). Mr. Faucher earned his undergraduate degree from Elon University with a major in Finance and graduated cum laude. Mr. Faucher is a CFA charterholder.

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

The following table lists the number and types of accounts, other than the Fund, managed by the Fund’s Portfolio Management Team and assets under management in those accounts, as of March 31, 2026.

Name of Portfolio Management Team Member	Number of Other Accounts Managed and Total Value of Assets by Account Type for Which There is No Performance-Based Fee:			Number of Accounts and Total Value of Assets for Which Advisory Fee is Performance-Based:
Name	Registered investment companies	Other pooled investment vehicles	Other accounts	Registered investment companies(1)	Other pooled investment vehicles	Other accounts
Daniel M. Cahill	0	1 account, $1,470,176	1 account, $425,447,808	1 account	22 accounts, $5,299,509,972	0
Robert M. Hatch	0	1 account, $1,470,176	1 account, $425,447,808	1 account	22 accounts, $5,299,509,972	0
Vicente M. Ramos	0	1 account, $1,470,176	1 account, $425,447,808	1 account	22 accounts, $5,299,509,972	0
Alexander R. Tatum	0	1 account, $1,470,176	1 account, $425,447,808	1 account	16 accounts, $4,293,111,564	0
Daniel H. Clare	0	0	0	1 account	6 accounts, $1,006,398,408	0
Christopher S. Faucher	0	0	0	1 account	0	0

____________

(1)      The Constitution Capital Evergreen Partnership Fund registered under the Investment Company Act of 1940, as amended, on January 9, 2026, but did not commence investment operations as of March 31, 2026.

Table above represents regulatory assets under management.

Conflicts of Interest

Members of the Portfolio Management Team are involved in the management of other accounts, including proprietary accounts, separate accounts, and other pooled investment vehicles. Members of the Portfolio Management Team may manage separate accounts or other pooled investment vehicles that may have materially higher or different fee arrangements than the Fund and may also be subject to performance-based fees. The side-by-side management of these separate accounts and pooled investment vehicles may raise potential conflicts of interest relating to cross trading and the allocation of investment opportunities.

The Adviser has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. The Adviser seeks to provide best execution of all securities transactions and to allocate investments to client accounts in a fair and reasonable manner. To this end, the Adviser has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management.

(a)(3) Compensation Structure of Portfolio Manager as of March 31, 2026.

The Adviser is an affiliate of Constitution Capital Partners, LLC. The Adviser has designed its compensation structure to encourage employee retention and alignment of interest with investors. Team members are compensated based on a base salary and an annual performance-based discretionary bonus. All professionals are paid a competitive base salary and discretionary bonus based on performing their investment duties, individual execution, and overall performance of the firm. In addition, eligible employees receive a meaningful amount of carried interest from certain clients of the Adviser’s affiliates, further providing alignment of interests.

(a)(4) Disclosure of Securities Ownership

Portfolio Management Team’s ownership of securities in the Fund

Name of Portfolio Management Team Member:	Dollar Range of Shares Beneficially Owned by Portfolio Management Team Member:
Daniel M. Cahill	None
Robert M. Hatch	$250,001 – $500,000
Vicente M. Ramos	$500,001 – $1,000,000
Alexander R. Tatum	$50,001 – $100,000
Daniel H. Clare	None
Christopher S. Faucher	$10,001 – $50,000

ITEM 14.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 15.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of managers, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407), or this Item.

ITEM 16.  CONTROLS AND PROCEDURES.

(a)     The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)    There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 17.  DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 18.  RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

(a)     Not applicable.

(b)    Not applicable.

ITEM 19.  EXHIBITS.

(a)(1)	Code of ethics or any amendments thereto, that is subject to disclosure required by item 2 is attached hereto.
(a)(2)	Not applicable.
(a)(3)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.
(a)(4)	There were no written solicitations.
(a)(5)	There is no change to the registrant’s independent public accountant.
(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Constitution Capital Access Fund, LLC
By (Signature and Title)*	/s/ Daniel M. Cahill
Daniel M. Cahill, President
(Principal Executive Officer)
Date:	June 5, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Daniel M. Cahill
Daniel M. Cahill, President
(Principal Executive Officer)
Date:	June 5, 2026
By (Signature and Title)*	/s/ Jeff Minerva
Jeff Minerva, Treasurer
(Principal Financial Officer)
Date:	June 5, 2026

____________

*        Print the name and title of each signing officer under his or her signature.